                                                                   EXHIBIT 10.40


                                                     PRIVILEGED AND CONFIDENTIAL


                      COOPERATION AND DEVELOPMENT AGREEMENT

         This Cooperation and Development Agreement (this "AGREEMENT") is entered into and effective as of June 2, 2000, (the "EFFECTIVE DATE"), by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, Washington, 98052 ("MICROSOFT"), and NET2PHONE, INC., a Delaware corporation located at 171 Main Street, Hackensack, New Jersey, 07601 ("NET2PHONE"). In this Agreement, Microsoft and Net2Phone are sometimes referred to collectively as the "PARTIES" and individually as a "PARTY".

                                    RECITALS

         WHEREAS, Microsoft desires to include PC-to-PC and PC-to-Phone voice capabilities in its MSN Messenger Service and other MS Products;

         WHEREAS, Net2Phone has developed N2P Deliverables and provides services technology and equipment necessary for PC-to-PC and PC-to-Phone voice transmission and delivery over the Internet, N2P Managed Network and other public networks; and

         WHEREAS, the Parties desire to enter into a relationship to (a) integrate the N2P Deliverables into the MSN Messenger Service in order to provide MSN Messenger Service with voice transmission and receipt capabilities for inclusion in a new version of the MSN Messenger Service (referred to herein as the MSN Messenger 3.0) to be released on the Target Launch Date and (b) permit Microsoft to integrate and distribute the N2P Deliverables in other MS Products.

         NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the adequacy of which is hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

1.       DEFINITIONS AND OBJECTIVES

         1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings ascribed to them in this Agreement or in Exhibit A hereto, as the case may be.

         1.2 Objectives. In accordance with the terms and conditions of this Agreement, Microsoft and Net2Phone desire to provide End Users of the MSN Messenger Service with the ability to make and receive PC-to-PC and PC-to-Phone voice transmissions. Microsoft currently owns and operates the MSN Messenger Service. Net2Phone has developed, owns or has licensed from third parties N2P Deliverables and will provide Microsoft with rights specified herein to integrate, use, debug and distribute such N2P Deliverables in conjunction with the MSN Messenger Service and other MS Products. Net2Phone will provide the N2P Deliverables to Microsoft for integration into the MSN Messenger Service and other MS Products. Microsoft will integrate the N2P Deliverables into the MSN Messenger Service and endeavor to release such functionality as MSN Messenger
3.0 on the Target Launch Date. Other than the N2P Deliverables integrated therein, Microsoft shall be solely responsible for the development, design, implementation and launch of the MSN Messenger 3.0. Microsoft may, in its sole discretion, debug the [****], but Microsoft shall have no other rights to use or modify the [****]
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                                                     PRIVILEGED AND CONFIDENTIAL


and Net2Phone shall own all bug fixes, including those, if any, made by Microsoft to the [****]. Along with delivering the N2P Deliverables, Net2Phone shall, in accordance with the terms of this Agreement, (a) transmit and deliver voice communications over the Internet, the N2P Managed Network and other public networks; (b) maintain and service the N2P Deliverables and the N2P Managed Network; (c) provide second tier customer support to End Users; and (d) host and maintain web pages in order to provide billing services to End Users.

2.       DEVELOPMENT COOPERATION

         2.1 General. Microsoft and Net2Phone shall each assign appropriate resources and use commercially reasonable efforts to cooperate in the development and release, on the Target Launch Date, of the MSN Messenger Service with PC-to-PC and PC-to-Phone voice capabilities in accordance with the specifications attached hereto as Exhibit B (the "MS VOICE SPECIFICATIONS").

         2.2 Microsoft Development Obligations. Microsoft shall (a) develop, code, and build the MSN Messenger Service to contain all of the user interface necessary for voice transmissions using the N2P Deliverables; (b) develop, code and build the user interface design, including the layout and other features of the MSN Dial-Up Window, to allow End Users to utilize voice functionality on the MSN Messenger Service; and (c) develop, code and build all set-up programs required to install and operate the N2P Deliverables on the MSN Messenger Service.

         2.3 Net2Phone Deliverables. Net2Phone shall deliver the N2P Deliverables to Microsoft in accordance with the schedule set forth in Exhibit
C. Microsoft will only use the N2P Deliverables in accordance with the terms and conditions of this Agreement.

         2.4 Updates

             2.4.1 As used herein [****] means an [****].

             2.4.2 As used herein [****] means each [****].

             2.4.3 Net2Phone shall offer all [****] to Microsoft, and Microsoft, in its sole discretion, may accept and/or implement any [****]. In the event that Microsoft implements any [****], then such [****] will be deemed part of the N2P Deliverables licensed to Microsoft pursuant to Article 3.

         2.5 Updated Schedules. The Parties from time to time may agree on updated schedules for the N2P Deliverables. These updated schedules shall take into account the desire to launch the MSN Messenger 3.0 by the Target Launch Date, the availability of components, the Parties' internal development schedules and the timing of development activities to test deployment.

         2.6 Control of Software. Microsoft shall use the N2P Deliverables only as specifically licensed in Article 3. In all cases, Microsoft shall treat all Net2Phone object and source code as Confidential Information and with respect to the [****], shall comply with the additional procedures set forth in Exhibit P related to source code control. Microsoft shall use and modify the [****] only as specifically licensed to do so in Section 3.2.


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
                                                     PRIVILEGED AND CONFIDENTIAL


3.       LICENSE GRANTS

         3.1 N2P Deliverables. During the Term of this Agreement, except for the [****], Net2Phone hereby grants to Microsoft a worldwide, non-exclusive and [****] right and license to use, distribute and sublicense the N2P Deliverables in object code form integrated into the MSN Messenger Service and/or, subject to
Section 6.2.3, any other MS Product.

         3.2 [****]. During the Term of this Agreement, Net2Phone hereby grants to Microsoft a worldwide, non-exclusive [****] right and license to use the [****] solely for the purposes of debugging the N2P Deliverables integrated into the MSN Messenger Service and/or, subject to Section 6.2.3, any other MS Product. Microsoft shall provide Net2Phone with all Bug Fixes and any such Bug Fixes shall be owned by Net2Phone. Net2Phone hereby grants Microsoft a world-wide, non-exclusive and [****] right and license to use, modify and develop any Bug Fixes and to distribute and sublicense, in object code form as integrated into the N2P Deliverables, any Bug Fixes.

         3.3 Modification. Microsoft shall not modify, disassemble, or reverse compile any object code provided as part of the N2P Deliverables.

         3.4 Sublicense Terms. Any sublicense of the N2P Deliverables to End Users shall be made by Microsoft only pursuant to the end-user license terms listed in Exhibit N.

         3.5 Proprietary Notices. Microsoft shall not remove or grant any third party permission to remove any copyright or other proprietary rights notices from any of the N2P Deliverables.

         3.6 Distribution Without MS Product. Microsoft shall not sell, lease or otherwise distribute the N2P Deliverables as a standalone software program or as a component or components of a software program, except as part of the MSN Messenger Service or other MS Product.

4.       ONSITE COOPERATION

         4.1 Cooperation.

             4.1.1 To accomplish the development objectives under this Agreement, Microsoft may determine it is desirable and request Net2Phone to send Net2Phone developers to the Microsoft Premises on a temporary basis not to exceed two (2) weeks during each month for the duration of the Term of this Agreement. Net2Phone agrees to so provide Net2Phone employees for development purposes in reasonable numbers upon any request made by Microsoft under this Agreement.

             4.1.2 Microsoft shall allocate and provide, as deemed necessary in Microsoft's sole discretion, Microsoft developers to develop the MSN Messenger Service to allow integration of the N2P Deliverables. Microsoft shall not modify the N2P Deliverables, but may request Net2Phone developers to make modifications to the N2P Deliverables to facilitate integration of the N2P Deliverables into the MSN Messenger Service.

                                                     PRIVILEGED AND CONFIDENTIAL


         4.2 Onsite Requirements. In the event the Net2Phone developers are located at the Microsoft Premises, Net2Phone is not authorized to use, and agrees that it shall not use its location on the Microsoft Premises, or its access to Microsoft employees or facilities, to obtain information or materials from sources at Microsoft, other than as expressly authorized by Microsoft. For example, although a Net2Phone employee may be given security card access to select facilities at Microsoft, it is Microsoft's intent to grant access to only the office space allocated to Net2Phone and such other spaces as may be designated by Microsoft from time to time. It is not Microsoft's intent to grant Net2Phone employees full access to all areas of the Microsoft Premises accessible by security card or to other floors of such premises. Net2Phone agrees to direct its employees not to access areas of the Microsoft Premises other than those specifically designated by Microsoft. Net2Phone's employees shall abide by all Microsoft rules, regulations, and security measures while present at the Microsoft Premises, provided that in the event of any inconsistency between such rules, regulations and security measures and this Agreement, this Agreement shall prevail with respect to confidentiality and ownership of and rights to Intellectual Property.

         4.3 Personnel. Each Party shall ensure that all members (including, in the case of Microsoft, all developers that have access to the [****]) of its development team working on the integration of the N2P Deliverables into the MSN Messenger Service and other MS Products, shall execute and return to the other Party a copy of the Programmer Confidentiality Agreement attached hereto as Exhibit Q and, in the case of Microsoft developers that have access to the [****], comply with the Source Code Control Procedures set forth in Exhibit P.

5.       MSN MESSENGER 3.0 COMMITMENTS

         5.1 Net2Phone Commitment. Net2Phone hereby covenants that it will provide development, voice transmission and delivery, customer support and other services in the Territory as set forth in this Agreement so that Microsoft may release MSN Messenger 3.0, which operates in accordance with the MS Voice Specifications, to the general public on the Target Launch Date.

         5.2 Microsoft Commitment. Microsoft intends to release MSN Messenger
3.0 with the N2P Deliverables to the general public on or before the Target Launch Date. However, Microsoft reserves the right to delay the release of MSN Messenger 3.0 or not to release MSN Messenger 3.0 due to Net2Phone's failure or inability to provide N2P Deliverables or services in accordance with the terms and conditions of this Agreement. Microsoft shall not release MSN Messenger 3.0 on or before the Target Launch Date with any technology (other than the N2P Deliverables) that performs similar functions to the N2P Deliverables.

         5.3 No Obligation. After the Launch Date and notwithstanding any other provision in this Agreement, Microsoft shall have no obligation to market, sell or otherwise distribute the N2P Deliverables in any MS Product, including, but not limited to the MSN Messenger Service. Other than as expressly provided for in Section 5.2, nothing in this Agreement shall be construed as restricting Microsoft's ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute for Microsoft, independent of the technology provided by Net2Phone, similar technology performing the same or similar


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
                                                     PRIVILEGED AND CONFIDENTIAL


functions as the technology contemplated by this Agreement or to market and distribute such similar technology in addition to, or in lieu of, the technology contemplated by this Agreement.

         5.4 [****]

6.       FUTURE OPPORTUNITIES

         6.1 Future Cooperation. At Microsoft's request and subject to further agreement by the Parties, the Parties agree to use [****] to cooperate in the development of additional voice features for the MSN Messenger Service and to explore opportunities to include PC-to-PC and PC-to-Phone voice functionality in other MS Products such as "MSN Communities/Chat", "Yellow Pages" and "Hotmail".

         6.2 Paid Calls.

             6.2.1 Microsoft shall use [****] to release a new version of the MSN Messenger Service with capabilities for making paid PC-to-Phone voice transmissions using the N2P Deliverables ("PAID CALL CAPABILITY") on or before [****]. Upon such a new release of the MSN Messenger Service with Paid Call Capability and for the [****] thereafter, Microsoft shall cause [****] of the paid PC-to-Phone voice traffic generated by such MSN Messenger Service to be directed to Net2Phone's transmission and delivery services; provided, that Net2Phone is able to provide such transmission and delivery services in accordance with the terms and conditions set forth in Article 7.

             6.2.2 In the event that Microsoft does not release a new version of the MSN Messenger Service with Paid Call Capability on or before [****], then, beginning on [****] and on the first day of each month thereafter during such time as a new version of the MSN Messenger Service with Paid Call Capability has not been released by Microsoft, (a) the number of months termination notice required to be given by (i) Microsoft pursuant to Section 18.2.1 shall be increased by [****]; provided, that the notice period for Microsoft may not be increased to a period greater than [****]; and (ii) the number of months termination notice required to be given by Net2Phone pursuant to Section 18.3.1 shall be decreased by [****]; provided, that the notice period for Net2Phone may not be decreased to a period of less than [****]; and (b) the number of months of dedicated paid PC-to-Phone traffic specified in Section 6.2.1 shall be increased by [****]. The provisions of the preceding sentence shall not apply in the event that the release of the MSN Messenger Service with Paid Call Capability results from Net2Phone's inability to deliver in a timely manner any development assistance, software, modifications and/or services which may be necessary to release the MSN Messenger Service with Paid Call Capability in conformance with such specifications and standards as may be required by Microsoft, except where such inability to deliver results from Microsoft's failure to notify Net2Phone of such requirements on or before [****]. At such time as Microsoft releases a new version of the MSN Messenger Service with Paid Call Capability, the notice periods required under Sections 18.2.1 and 18.3.1 shall revert back to the original periods set forth in this Agreement.

             6.2.3 [****]


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
                                                     PRIVILEGED AND CONFIDENTIAL


         6.3 Additional MS Products. The Parties acknowledge and agree that Microsoft, at its sole discretion, may integrate the N2P Deliverables into other MS Products and release such MS Products under this Agreement. Microsoft shall provide reasonable notice to Net2Phone regarding the release of any such additional MS Products with N2P Deliverables. Subject to the limitations set forth in Section 7.2.3, Net2Phone shall provide voice transmission and delivery services for such additional MS Products that include the N2P Deliverables in accordance with the terms and conditions of Article 7.

7.       VOICE TRANSMISSION AND DELIVERY

         7.1 Net2Phone Responsibilities. As between Microsoft and Net2Phone and subject to Section 23.5, Net2Phone shall be solely responsible for the transmission and completion over the Internet, the N2P Managed Network and other public networks of PC-to-Phone and PC-to-PC voice transmissions in the Territory generated from the N2P Deliverables included in the MSN Messenger 3.0, and, subject to the limitations set forth in Section 7.2.3, any other MS Product.

             7.1.1 Net2Phone shall provide such voice transmission and delivery services as are set forth in the N2P Quality of Service Level Agreement attached hereto as Exhibit D.

             7.1.2 In order to transmit and complete PC-to-PC and PC-to-Phone voice transmissions pursuant to this Agreement, Net2Phone shall (a) develop, provide and maintain all necessary equipment; (b) enter into and maintain any agreements with third parties, including, but not limited to, telecommunication providers and internet service providers, necessary to transmit and deliver voice transmissions; (c) subject to Section 7.6, obtain and keep in effect any and all Governmental Authorizations necessary to fulfill its responsibilities under this Article 7; and (d) be solely responsible for any and all costs and expenses incurred in maintaining, operating and transmitting voice communications under this Agreement.

         7.2 Voice Traffic Requirements.

             7.2.1 In order to assist Net2Phone with planning for anticipated voice traffic requirements, Microsoft shall provide Net2Phone with [****] setting forth Microsoft's "base" and "aggressive" projections with respect to the aggregate amount of End Users using voice features of MS Products and the aggregate amount of minutes of voice traffic ("VOICE TRAFFIC") that Microsoft anticipates will require transmission and delivery services from Net2Phone during [****]. Microsoft shall prepare such projections in good faith and using its best efforts. Exhibit R sets forth Microsoft's Voice Traffic projections for [****].

             7.2.2 Net2Phone shall ensure that at all times, its voice transmission and delivery services are able to accommodate, carry and complete the minimum amount of voice transmissions equal to the Minimum Service Level. "MINIMUM SERVICE LEVEL" shall mean for any given month [****].

             7.2.3 In the event that Microsoft desires to release additional MS Products with the N2P Deliverables, then, provided that the additional voice traffic projected by the release of such additional MS Product does not exceed the Minimum Service Level (as modified in accordance with Section 7.2.1 from time to time) then Net2Phone shall provide voice transmission and delivery services for such MS Products in accordance with Article 7. In the


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
                                                     PRIVILEGED AND CONFIDENTIAL


event that a proposed release of additional MS Products with the N2P Deliverables would, in the good faith opinion of Net2Phone, increase the voice traffic beyond the applicable Minimum Service Level, then the Parties hereto shall enter into good faith negotiations to determine a commercially reasonable solution for releasing such additional MS Products. In the event that the Parties are not able to mutually agree upon terms and conditions for Net2Phone transmitting and delivering the increased voice traffic above the Minimum Service Level projected by additional MS Products, then the N2P Deliverables shall not be incorporated into such other MS Products and Net2Phone shall not be obligated to provide voice transmission and delivery services for calls created by such additional MS Products.

         7.3 Quality. Net2Phone shall ensure that, at all times, the quality of the voice transmission and delivery for PC-to-Phone and PC-to-PC voice transmissions using the N2P Deliverables in the MSN Messenger 3.0 and/or other MS Products: (a) meets or exceeds the requirements and standards set forth in the Quality of Service Level Agreement; and [****].

         7.4 Fees.

             7.4.1 [****]

             7.4.2 [****]

             7.4.3 [****]

             7.4.4 [****]

             7.4.5 [****] The rates which shall be charged to End Users for paid PC-to-Phone voice transmissions shall be mutually agreed upon by the Parties, and shall be in accordance with the terms and conditions of Sections 6.2.1 and
7.4.6. [****]

             7.4.6 [****]

         7.5 [****]

         7.6 Limitation of Responsibilities.

             7.6.1 During the Term of this Agreement, in the event that in any country within the Territory for which voice transmission services are provided by Net2Phone pursuant to this Agreement, Net2Phone or the services provided by Net2Phone become subject to regulation by the United States Federal Communications Commission ("FCC") or any other domestic or foreign Governmental Body, either as a telecommunications carrier under the Communications Act of 1934 (47 U.S.C. 151 et seq.) as amended, and the rules and regulations promulgated by the FCC thereunder, or under any similar foreign law, rule or regulation, or any other regulation that has, or would have, a materially adverse effect on the business interests of Net2Phone under this Agreement or materially increases, or would materially increase, Net2Phone's costs associated with providing such services in a country of the Territory (collectively, a "REGULATED ENTITY EVENT"), Net2Phone shall promptly so notify Microsoft in writing. Microsoft agrees to work together in good faith with Net2Phone to amend this Agreement to ensure that Net2Phone is not materially adversely impacted as a result of such

                                                     PRIVILEGED AND CONFIDENTIAL


Regulated Entity Event. If Net2Phone and Microsoft are unable to agree in good faith to amend this Agreement within fifteen (15) business days of such notice (or such shorter time period as may be required to avoid violating such law, rule or regulation, or to mitigate any damages or penalties that may be incurred as a result of any actual or prospective violation), Net2Phone shall have the right to terminate services which it provides pursuant to this Agreement for such country upon fifteen (15) days prior written notice to Microsoft (or such shorter time period as may be agreed upon by the Parties to avoid violating such law, rule or regulation, or to mitigate any damages or penalties that may be incurred as a result of any actual or prospective violation), and upon the effective date of such notice, such country shall no longer be considered part of the Territory. Discontinuation of services in any country pursuant to this
Section 7.6.1 shall not relieve Net2Phone of any of its obligations to provide services under this Article 7 to the remainder of the Territory.

             7.6.2 Net2Phone shall use reasonable efforts to monitor whether any Governmental Body has adopted or proposes to adopt any laws, rules or regulation which may adversely affect Net2Phone or its services, or any End User of any MS Product which incorporates the N2P Deliverables. Net2Phone shall promptly inform Microsoft about any such adopted or proposed law, rule or regulation of which it becomes aware.

8.       NET2PHONE SUPPORT SERVICES

         8.1 Maintenance and Quality Fix Engineering Support. Microsoft shall be responsible for supporting and maintaining the MSN Messenger Service. Notwithstanding the foregoing, during the Term of this Agreement, Net2Phone shall be solely responsible for the maintenance and quality fix engineering support of the N2P Deliverables, including fixing any defects, inefficiencies or bugs that are related to the [****], including its interaction with any Microsoft software, in order to ensure that the N2P Deliverables conform in all material respects to the functional specifications set forth in the MS Voice Specifications and any agreed upon amendments thereto. Net2Phone shall provide such maintenance and support services as are specified in Exhibit E.

         8.2 Second Tier Support. Net2Phone shall be solely responsible for providing second tier customer support ("SECOND TIER SUPPORT") to End Users for the PC-to-PC and PC-to-Phone services in connection with the MSN Messenger 3.0. Net2Phone shall provide such Second Tier Support Services as are specified in Exhibit F.

         8.3 Billing Services. If and when future releases of MSN Messenger 3.0 and/or other MS Products provide Paid Call Capability, Net2Phone shall create, develop, implement and maintain, through the Co-Branded Pages, billing services for all paid calls using the Net2Phone voice features of the MSN Messenger 3.0 and, if applicable, other MS Products, in accordance with Article 9.

9.       MSN/N2P WEB SITE; BILLING SERVICES; PRIVACY

         9.1 MSN/N2P Web Site. Microsoft and Net2Phone shall develop and implement a co-branded Web site (the "MSN/N2P WEB SITE") which initially will provide End Users of the PC-to-PC and PC-to-Phone features of the MSN Messenger
3.0 with pertinent information


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                                                     PRIVILEGED AND CONFIDENTIAL


regarding the MSN Messenger 3.0 voice capabilities. The Parties shall develop and implement the MSN/N2P Web Site concurrently with the release of MSN Messenger 3.0 in accordance with this Section 9.1.

             9.1.1 Microsoft shall be solely responsible for hosting and maintaining the MSN/N2P Web Site and shall retain all ownership rights to the MSN/N2P Web Site, except that Microsoft shall not have any rights in the N2P Deliverables or any Net2Phone Licensed Marks, other than those rights explicitly granted herein.

             9.1.2 The MSN/N2P Web Site will be co-branded by Microsoft and Net2Phone. Microsoft shall have sole discretion with respect to the design, content, layout and features, including the size and positioning of any trademarks or other references to Microsoft and Net2Phone on the MSN/N2P Web Site and the Web Pages contained therein.

             9.1.3 Microsoft shall use reasonable efforts to accommodate Net2Phone's requests regarding the layout and content of the MSN/N2P Web Site; provided, however, that in the event that the Parties are not able to agree on any matters regarding the layout or content of the MSN/N2P Web Site, Microsoft's decision with respect to the layout and content of the MSN/N2P Web Site shall be final. Microsoft shall supply Net2Phone with suitable specimens of use of the Net2Phone Licensed Marks in connection with the MSN/N2P Website, as and when requested by Net2Phone. Microsoft shall cooperate fully with Net2Phone to facilitate periodic reviews of Microsoft's use of the Net2Phone Licensed Marks and of Microsoft's compliance with the quality standards described herein.

         9.2 Web Site Billing Services. If and when future releases of the MSN Messenger 3.0 and/or other MS Products provide Paid Call Capability, Net2Phone shall host pages ("CO-BRANDED PAGES") co-branded with the Microsoft Licensed Marks on its Web Site (the "NET2PHONE WEB SITE") to enable billing of End Users. The Co-Branded Pages shall provide End Users with the ability to access and use on line support, billing and account management features, including the ability to see a history of their calls, to place money on their account, to see their updated balances and to provide additional information or purchase additional services.

             9.2.1 Net2Phone shall be solely responsible for the billing of End Users and collection of fees including through the Co-Branded Pages in accordance with this Section 9.2.

             9.2.2 Net2Phone shall be solely responsible for hosting and maintaining the Co-Branded Pages and agrees, at all times, to maintain the Co-Branded Pages at a level that is at least commensurate with the quality of the MSN/N2P Web Site.

             9.2.3 The Co-Branded Pages will be co-branded by Microsoft and Net2Phone. Microsoft and Net2Phone shall mutually agree with respect to the design, content, layout and features, including the size and positioning of any trademarks or other references to Microsoft and Net2Phone on the Co-Branded Pages and the Web Pages contained therein.

             9.2.4 Net2Phone shall supply Microsoft with suitable specimens of use of the Microsoft Licensed Marks in connection with the Co-Branded Pages, as and when requested by Microsoft. Net2Phone shall cooperate fully with Microsoft to facilitate periodic reviews of


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                                                     PRIVILEGED AND CONFIDENTIAL


Net2Phone's use of the Microsoft Licensed Marks and of Net2Phone's compliance with the quality standards described herein.

             9.2.5 Net2Phone shall incorporate Microsoft's Passport and Wallet into its billing system on the Co-Branded Pages. Microsoft shall provide Net2Phone with such information and assistance as may be necessary for Net2Phone to incorporate Microsoft's Passport and Wallet into the Net2Phone billing system. Net2Phone shall not be prevented from offering other third-party wallet services on the Net2Phone Web Site; provided, however, that no other third party wallet services may be advertised on, offered by, or linked to the Co-Branded Pages or the MSN/N2P Web Site.

             9.2.6 Prior to incorporating the Passport and Wallet on the Co-Branded Pages, Net2Phone agrees to enter into a Passport and Wallet License Agreement, each in substantially the form attached hereto as Exhibit G; provided, however, that Microsoft shall modify the terms of the Passport and Wallet License Agreement with respect to Net2Phone's collection, receipt, distribution and use of User Information to the extent necessary to make such terms consistent with the terms of this Agreement. Net2Phone shall use the Passport and Wallet only in accordance with the terms set forth in the Passport and Wallet License Agreement, the MS Privacy Policies (as defined below), and other policies as may be provided by Microsoft, in its sole discretion, to Net2Phone from time to time.

         9.3 Privacy. The Parties shall post privacy policies on the MSN/N2P Web Site and the Co-Branded Pages which accurately reflect both Net2Phone's and Microsoft's privacy policies attached hereto as Exhibit H, as may be amended from time to time by Microsoft ("MS PRIVACY POLICIES") and Exhibit O, as may be amended from time to time by Net2Phone ("N2P PRIVACY POLICIES"), and conform with then current industry recognized privacy standards and privacy legislation. Such posted policies (a) must be readily accessible to any End User from a Link on the MSN/N2P Web Site, the Co-Branded Pages and any other site from where Personal Information about End Users may be collected by either Net2Phone or Microsoft; and (b) must include, without limitation, notices to End Users regarding: (i) what Personal Information is collected; (ii) what organization is collecting the Personal Information; (iii) how the Personal Information is used;
(iv) with whom the Personal Information may be shared; (v) what choices are available to End Users regarding the collection, use and distribution of the Personal Information; (vi) what kind of security procedures are in place to protect the loss, misuse or alteration of Personal Information; (vii) how an End User may correct any inaccuracies in his or her Personal Information; and (viii) how an End User may choose to consent to the use and sharing of the End User's Personal Information. Net2Phone and Microsoft will collaborate to obtain Trust-E or other similar approval for such privacy policies.

10.      ADVERTISING

         10.1 General. The Parties shall permit advertising on or in conjunction with the MSN Dial-Up Window during PC-to-Phone voice sessions and allocate fees and revenues in accordance with this Article 10 throughout the Term of this Agreement. No advertising shall be sold for any PC-to-PC voice sessions without the prior written consent of each Party. Except as set forth in this Article 10 [****].


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                                                     PRIVILEGED AND CONFIDENTIAL


         10.2 Reviews of Advertising Procedures. Microsoft and Net2Phone agree to review, on a monthly basis, the advertising products, performance (including "CPM" and "sell out" rates) process, pricing, and advertiser exclusions with the goal of mutually maximizing financial benefits and, if necessary, to periodically update upon the mutual agreement of the Parties, the terms and conditions of this Article 10.

         10.3 Microsoft Exclusive Ad Sales.

             10.3.1 During the period commencing on the Effective Date and terminating on February 1, 2001 [****].

             10.3.2 In the event that [****] has unsold Advertising Inventory during an exclusive period, [****] may request to sell a portion of such unsold Advertising Inventory. [****] shall not unreasonably withhold its consent for [****] to sell such unsold Advertising Inventory; provided, however, that (a) [****] only may receive the right to sell unsold Advertising Inventory which shall expire within [****]; (b) in the event that [****] sells any Advertising Inventory for the same advertising medium as [****], any Advertising Inventory sold by [****] shall receive a pre-emptive priority right with respect to placement; provided, that the Advertising Inventory sold by [****] has a CPM rate not less than the CPM rate of the Advertising Inventory sold by [****], and, further provided, that the Parties may mutually agree on other criteria in considering whether to pre-empt any [****] Advertising Inventory with [****] Advertising Inventory; and (c) any Advertising Inventory may be sold by [****] only as a part of the [****] and not exclusively for the MSN Dial-Up Window.

         10.4 Joint Advertising Sales. If [****] does not exceed the Minimum Billing during any applicable term, then [****] shall have the option to sell up to [****] of the Advertising Inventory. [****] shall provide [****] with [****] written notice of its desire to sell Advertising Inventory pursuant to this Section, whereupon the Parties shall mutually agree upon the terms and conditions regarding the joint sale of Advertising Inventory. Such terms and conditions shall include the following: (a) Advertising Inventory may be sold by [****] only as part of the [****] Network and not exclusively for the MSN Dial-Up Window; (b) without prior approval from the other Party, neither Party may discount Advertising Inventory by more than [****] from the rate card prices mutually agreed upon by the Parties; (c) provided that a Party has sold [****] of the Advertising Inventory allocated to such Party, such Party may request from the other Party the right to sell additional Advertising Inventory in excess of its [****] Advertising Inventory allocation and the other Party shall not unreasonably withhold approval for such request.

         10.5 Net2Phone Sales Force. The Parties acknowledge that Net2Phone initially will use third party contractors to place Advertising Inventory across the Net2Phone Affiliate Advertising Network and will use commercially reasonable efforts to develop its own sales force for such advertising sales. Any third party contractors only may sell such Advertising Inventory permitted to be sold by Net2Phone pursuant to Article 10, and only in accordance with the terms and conditions set forth under Articles 10 and 11. Net2Phone shall promptly notify Microsoft of any agreements to place Advertising Inventory entered into with such third party contractors and shall provide Microsoft with copies or summaries of all information provided by Net2Phone to such third party contractor and related to the Advertising Inventory. Net2Phone shall ensure that such third party contractors are made aware of and agree, in writing, to abide by the terms of

                                                     PRIVILEGED AND CONFIDENTIAL


Articles 10 and 11, including all Microsoft privacy requirements. Net2Phone shall remain primarily liable for any damages, losses, expenses, fees or other costs resulting from or in connection with the acts and/or omissions of such third party contractors.

         10.6 Prohibited Ad Sales. Except as otherwise expressly permitted herein, during such time that Microsoft will be the exclusive seller of Advertising Inventory, Net2Phone shall not sell any Advertising Inventory as part of the Net2Phone Affiliate Advertising Network. In no event shall Net2Phone be permitted to sell Advertising Inventory on the MSN Dial-Up Window as a stand-alone site separate from the Net2Phone Affiliate Advertising Network.

         10.7 Advertising Products.

             10.7.1 Advertising Inventory shall initially be limited to a 234 x 60 pixel Banner displayed on the MSN Dial-Up Window, to be served at a frequency of no more than three times per minute. Microsoft, in its sole discretion, may modify the frequency of permitted Banner advertising and shall determine the permitted size and placement of all advertising on the MSN Dial-Up Window. Subject to the terms and conditions in this Agreement, the Parties will work together to determine the products, pricing and terms for all Advertising Inventory. Advertising Inventory specifications shall be in accordance with standard Internet Advertising Bureau and Microsoft advertising specifications.

             10.7.2 The Parties acknowledge their mutual desire to include audio advertisements in the MSN Messenger Service. At such time as the Parties mutually agree that they are mutually able to support and sell audio advertisements, [****] audio advertisement shall be played during each call set-up time. The terms and conditions regarding the sale, support and play of such audio advertisements shall be mutually agreed upon by the Parties.

             10.7.3 Microsoft shall include in the release of the MSN Messenger 3.0, the ability to advertise on a "leave behind" advertising unit which would appear once and for a limited duration to an End User at such time as the End User disengages from the MSN Dial-Up Window. Such "leave behind" advertising units shall not be smaller than 240 x 240 pixels. Advertising Inventory for such "leave behind" advertising units shall be sold in accordance with the terms and conditions set forth in this Article 10; provided, however, that either Party reserves the right, at any time, to request that such "leave behind" advertising units be terminated in the event that it receives, in the reasonable discretion of such Party and using such standards as are utilized by such Party in its ordinary course of business to measure customer satisfaction, a material amount of negative feedback from its End Users, and upon such termination request, both Parties shall cooperate in removing such "leave behind" impression feature from the MSN Messenger 3.0 as soon as reasonably practicable.

         10.8 Ad Serving. Microsoft shall serve all of the Advertising Inventory. Advertising Inventory sold by Net2Phone shall be served by Microsoft via a redirect to a third party ad serving solution sourced by Net2Phone. Net2Phone shall be responsible for all tracking, reporting, and billing requirements for such third party ad serving solution. The Parties shall mutually define and implement operational processes, which shall include, but not be limited to, insertion/order entry and issue escalation. In the event that the Parties mutually and reasonably

                                                     PRIVILEGED AND CONFIDENTIAL


agree that Microsoft's advertising serving solution is inadequate, then the Parties shall develop an alternative advertising serving solution mutually agreeable to both Parties.

         10.9 Marketing and Training. Each Party shall ensure that all Advertising Inventory is accurately represented in its marketing material. Each Party shall provide the other Party with copies of all marketing materials which in any way reference the other Party and each Party shall have the right to approve any reference to its company or its products or services before any such material is distributed to any third party. In addition, Net2Phone shall from time to time provide Microsoft with Net2Phone Affiliate Advertising Network information regarding products, performance, effectiveness and best practices.

         10.10 Prohibited Advertisers. No Advertising Inventory shall be sold by either Party to any prohibited advertiser listed on Exhibit K. The list is subject to continual change, and will be updated every month. Each Party reserves the right to once a month remove, or add a reasonable amount of additional names to Exhibit K and shall provide written notification to the other Party of any such modification in accordance with the notice specifications set forth in this Section 10. If, within [****] days after receiving additional names of prohibited advertisers, a Party delivers to the Party designating such additional prohibited advertisers a signed, unconditional and binding advertising agreement with a newly prohibited advertiser, then such newly prohibited advertiser shall nevertheless be permitted to display or play its Advertising Inventory for the duration of the term of such agreement; provided, that if a Party notifies the other Party that an advertising exclusion is a high priority, then the other Party shall use reasonable efforts to discontinue any previous commitment as soon as possible. The Parties agree to comply with other advertising policies and limitations adopted by either Party from time to time (including but not limited to prohibitions on advertising tobacco, alcohol, or nudity).

         10.11 Collection and Distribution of Advertising Revenue. During the Term of this Agreement, all Revenues shall be collected and distributed in the following manner:

               10.11.1 Each Party shall bill and collect all Revenues from advertising sold by such Party.

               10.11.2 Each Party, within [****] days after the end of each calendar quarter, shall remit a Carriage Fee for such quarter to a joint account established by Net2Phone.

               10.11.3 [****]

               10.11.4 [****]

               10.11.5 Along with each payment, each Party shall deliver to the other Party for the period to which the payment relates a statement which sets forth the Revenues, Carriage Fees and N2P Network Costs, as applicable, and the calculation of the advertising payment due for such quarter. Such documents shall be certified by an authorized financial officer of such Party or his designee to be true and accurate in all material respects, subject to normal year-end adjustments.

               10.11.6 Receipt or acceptance by either Party of any reports furnished pursuant to this Agreement or any sums paid hereunder shall not preclude such Party from questioning the correctness thereof at any time, up to [****] after receipt of any report or payment. In the event that any mistake is discovered in any such report or payment, the other Party shall immediately rectify the mistake.

         10.12 Net2Phone Promotion.

               10.12.1 Upon written consent of Microsoft, Net2Phone may display advertisements promoting Net2Phone or its services during such periods for which no Advertising Inventory is sold; provided, however, that [****]. Microsoft shall respond to any Net2Phone request to advertise under this Section 10.11.1 within [****] days after receipt of any such request and shall not unreasonably withhold its consent. Microsoft reserves the right withdraw its consent for the advertising of any Net2Phone advertisement if Microsoft intends to release a [****] within [****] days and Net2Phone shall promptly cease advertising any services for which such consent is withdrawn.

               10.12.2 Microsoft shall include Net2Phone brand attribution in the MSN Dial-Up Window for PC-to-Phone voice transmissions made using the N2P Deliverables; provided, however, that Microsoft shall only be required to include such brand attribution only at and during such time that Microsoft is able to confirm that a voice transmission is being transmitted and delivered by Net2Phone. Such Net2Phone brand attribution shall consist of the statement "Powered by Net2Phone" being displayed in the lower right hand portion of the MSN Dial-Up Window. Microsoft shall consult with Net2Phone regarding the size, color, font and other design characteristics of the brand attribution, provided, that in the event of a dispute with respect to the size, color, font or other design characteristics, the decision of Microsoft shall be final.

         10.13 Records; Audit. During the Term of this Agreement and for [****] thereafter, each Party agrees to keep all usual and proper records and books of account and all usual and proper entries relating to the computation, collection and distribution of the advertising and other revenues, if any, under this Agreement. During the Term and for a period of [****] thereafter, each Party (the "AUDITING PARTY") shall have the right to cause an audit and/or inspection to be made of the applicable records and facilities of the other Party (the "AUDITED PARTY") in order to verify statements issued by the Audited Party and the Audited Party's compliance with the terms of this Agreement. Any such audit shall be conducted by an independent certified public accountant selected by the Auditing Party. Any audit and/or inspection shall be conducted during regular business hours at the Audited Party's facilities with or without notice. The Audited Party agrees to provide the Auditing Party's designated audit or inspection team access to the relevant records and facilities. Such audits shall be made no more often than [****]. If an audit reveals that the Audited Party has under-paid the Audited Party by [****] or more of the amounts due for any audited period of time, the Audited Party shall make immediate payment to the Auditing Party of all amounts due, plus interest for any period when such amounts were originally due and not paid, calculated using the [****] during such time when any payment was due [****], and shall pay the Auditing Party all costs and expenses incurred by the auditing party in conducting such audit and collecting such payments, including, but not limited to, any amounts paid to any outside auditor or attorney.

                                                     PRIVILEGED AND CONFIDENTIAL


         10.14 Notices Regarding Advertising Issues. All notices, requests, demands or other communications which are required or may be given pursuant to this Article 10 shall be made in writing via electronic mail and deemed delivered on the date of transmission when sent during normal business hours with electronic, written or telephone confirmation of receipt and addressed to the representatives of the Parties listed below, or to such other representative as may designated by a Party from time to time:

         If to Microsoft: Charles Frizelle -- cfriz@microsoft.com

         If to Net2Phone: Will Margiloff -- wmargiloff@net2phone.com

11.      USER INFORMATION

         11.1 Aggregate Information. Microsoft agrees that Net2Phone may track, use and store in aggregate form Aggregate Information solely as necessary to perform the Net2Phone services under Article 7. The categories of data shall include total telephony minutes, total number of End Users, total inbound, outbound and PC-to-Phone and PC-to-PC minutes, domestic vs. international telephony minutes, geographical tracking and time-of-day/day-of-week traffic data. Net2Phone acknowledges and agrees that the data described in the preceding sentence shall be solely owned by Microsoft and Microsoft hereby grants Net2Phone a non-exclusive, non-transferable, [****] license to use such data internally, solely to provide and to improve the performance and functionality of the Net2Phone services delivered to Microsoft and its End Users; provided, however, that Net2Phone will not sell, transfer or otherwise disclose such data to third parties except as may be required to perform its obligations under this Agreement, including billing and sales of Advertising Inventory.

         11.2 Collection, Disclosure and Use of User Information.

              11.2.1 Except as described in Section 11.2.2 and except for End Users who are or become customers of Net2Phone or its other licensees independent of this Agreement, Net2Phone shall not collect any User Information from any End User without the prior written consent of Microsoft.

              11.2.2 At such time as Paid Call Capability is offered, Net2Phone shall have the right to collect User Information from End Users in connection with billing services provided by Net2Phone through the Co-Branded Pages; provided, that any User Information is collected only with the consent of the End User.

              11.2.3 Any collection, disclosure or use of User Information collected or received by Net2Phone shall be subject to the End User's consent, any Wallet and Passport policies, Microsoft's and Net2Phone's business practices and the MS Privacy Policies and the N2P Privacy Policies, and, in all cases, in compliance with any applicable laws governing the collection, dissemination and use thereof.

              11.2.4 Notwithstanding anything contained in this Agreement to the contrary, Net2Phone agrees that, unless it has received Microsoft's prior written consent, it will not sell, license or otherwise transfer to any third party any User Information collected or received pursuant to this Agreement, nor use any User Information to target promotions of any third party's goods or services to End Users, except that Net2Phone may communicate with End Users of the paid PC-to-Phone voice services; provided, that such End Users have consented to such communication and that such communication is in accordance with all MS Privacy Policies and applicable laws.

              11.2.5 Microsoft reserves the right in its sole discretion, to restrict or prohibit Net2Phone from collecting or using any User Information in the event that Net2Phone breaches any of the terms of this Agreement or MS Privacy Policies, or in the event that changes to any of the MS Privacy Policies or any laws prohibit or restrict the use of User Information.

         11.3 Ownership.

              11.3.1 Except as specified in Section 11.3.2, and except for information collected by Net2Phone from End Users who are or become customers of Net2Phone or its other licensees independent of this Agreement, Microsoft shall solely own all User Information collected by Microsoft or Net2Phone from End Users during their use of PC-to-PC and PC-to-Phone voice functions of the MSN Messenger 3.0, the MSN/N2P Web Site and/or any other MS Product, during the Term of this Agreement. Any and all User Information owned by Microsoft shall be considered Confidential Information of Microsoft.

              11.3.2 Any User Information collected by Net2Phone through the Co-Branded Pages shall be jointly owned by Microsoft and Net2Phone.

         11.4 Profile Data for Advertising Targets. Upon the release of MSN Messenger 3.0 and for the sole purpose of targeting advertising to End Users of the MSN Messenger 3.0, Microsoft, shall, to the extent permitted by MS Privacy Policies, provide Net2Phone with Personal Information obtained by Microsoft from its End Users' Passport profiles for the following [****]. Microsoft shall, to the extent permitted by MS Privacy Policies, provide Net2Phone with additional information collected from its End Users' Passport profiles at such time as the standard features of its MSN Messenger Service makes it technically feasible to provide such information; provided, however, that upon the next release of the MSN Messenger Service after the Launch Date, Microsoft shall use commercially reasonable efforts to ensure that it is able to provide Net2Phone with all demographic information from its End Users' Passport profiles.

              11.4.1 Net2Phone may use any User Information provided by Microsoft for targeting advertising only in accordance with the MS Privacy Policies, the terms of this Agreement and applicable law. In no event shall Net2Phone be permitted to sell advertising on behalf of Net2Phone or use any User Information provided by Microsoft to contact such End User without the prior written consent of Microsoft.

              11.4.2 Microsoft shall not in any way be liable for the completeness or accuracy of any User Information provided to Net2Phone under this Agreement.

              11.4.3 Microsoft reserves the right, in its sole discretion, to withhold or to request the return or destruction of any and all User Information in the event that Net2Phone breaches any of the terms of this Agreement or MS Privacy Policies, or in the event that changes to the MS Privacy Policies or any laws prohibit or restrict the use of User Information.

                                                     PRIVILEGED AND CONFIDENTIAL


              11.4.4 Microsoft shall remain the sole and exclusive owner of all rights to any and all User Information provided by Microsoft to Net2Phone pursuant to this Agreement.

12.      THIRD-PARTY DISTRIBUTION

         12.1 Third-Party Distribution. The Parties acknowledge and agree that Microsoft may distribute the MSN Messenger Service and other MS Products through third parties. In the event that Microsoft distributes MSN Messenger Service or other MS Products with voice transmission capabilities through third parties, then Microsoft will use reasonable commercial efforts to include the N2P Deliverables in the MSN Messenger Service and/or other MS Products. However, Microsoft reserves the sole and exclusive right, in its sole discretion, to remove the N2P Deliverables from the MSN Messenger Service and/or other MS Products, and either to distribute through third parties the MSN Messenger Service and/or other MS Products without any voice communication capabilities, or to distribute the MSN Messenger Service and/or other MS Products with voice capabilities developed by another party.

         12.2 Advertising Rights. In the event that the N2P Deliverables are included in any MSN Messenger Service distributed by third parties, then the Parties shall retain the right to sell and serve advertisements in accordance with the terms of Article 10. [****] Upon distribution of MSN Messenger Service through third parties, each Party reserves the right to add additional names of prohibited advertisers to the list specified in Section 10.10.

13.      CONTRACT ADMINISTRATION AND REPORTING OBLIGATIONS

         13.1 General Communications and Approvals. The Parties shall communicate directly with one another in the administration of this Agreement, and each Party shall designate at least one (1) authorized person to be the primary contact for purposes of coordinating or granting approvals and consents required hereunder. Such representatives shall not necessarily be devoted exclusively to the administration of this Agreement. Informal and multiple lines of communication between the Parties are encouraged; provided, that in circumstances in which one Party seeks to rely on instructions or advice of the other, each Party's designated representative shall be contacted.

         13.2 Update Meetings. The Parties shall be represented by authorized personnel directly responsible for performance hereunder at a service update meeting to be held quarterly, alternating between the Microsoft Premises and the Net2Phone Premises. At such quarterly meetings, the representatives of the Parties shall review the performance of the Parties under this Agreement for the preceding [****]. The Parties shall bear their own expenses with respect to such meetings.

         13.3 Reporting. Within [****] following the commencement of each calendar quarter during the Term, Net2Phone shall provide Microsoft with a quarterly report which shall provide, for the preceding quarter, the information listed in Exhibit I.

                                                     PRIVILEGED AND CONFIDENTIAL


14.      INTELLECTUAL PROPERTY

         14.1 Ownership. Any Confidential Information, User Information and Intellectual Property rights existing as of the Effective Date shall remain the property of the Party owning such Confidential Information, User Information or Intellectual Property rights.

         14.2 No Joint Development.

              14.2.1 Except as specifically set forth in Section 3.2, only Net2Phone shall modify and improve the N2P Deliverables. Net2Phone shall be entitled to any and all Intellectual Property rights in and to any modifications, improvements or derivative works of or to the N2P Deliverables. Only Microsoft shall modify and improve the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, MSN/N2P Web Site or any other MS Product and Microsoft shall be entitled to any and all Intellectual Property rights in and to any modification, improvement or derivative works of to the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, MSN/N2P Web Site or any other MS Product (excluding Net2Phone's or its licensors' underlying rights in the N2P Deliverables).

              14.2.2 In the event that the Parties agree to jointly develop any Intellectual Property under this Agreement, then such Intellectual Property shall be jointly owned by the Parties, with each Party owning an undivided one half interest. The Parties agree that each Party shall be free to use and commercially exploit their interest in any joint development and that there shall be no obligation of payment or accounting to the other therefor.

         14.3 Intellectual Property. As between the Parties, Net2Phone acknowledges Microsoft's sole ownership of the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, the MSN/N2P Web Site and other MS Products worldwide and all associated goodwill and Microsoft acknowledges Net2Phone's sole ownership of the N2P Deliverables worldwide and all associated goodwill. Net2Phone hereby assigns and shall assign in the future to Microsoft all rights related to Intellectual Property that it may acquire by operation of law or otherwise in the performance of this Agreement, in or to the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, the MSN/N2P Web Site or any other MS Product, including all applications or registrations therefor along with the goodwill associated therewith. Except for any rights expressly granted under this Agreement, Microsoft hereby assigns and shall assign in the future to Net2Phone all rights related to Intellectual Property that it may acquire by operation of law or otherwise in the performance of this Agreement, in or to the N2P Deliverables, including all applications or registrations therefor along with the goodwill associated therewith.

              14.3.1 Net2Phone is authorized to use the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, MSN/N2P Web Site and other MS Products only in accordance with the terms of this Agreement or as approved in writing by Microsoft. Microsoft is authorized to use the N2P Deliverables only in accordance with the terms of this Agreement or as approved in writing by Net2Phone. Each Party shall fully and promptly correct and remedy any deficiencies in its use of, in the case of Net2Phone, the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, MSN/N2P Web Site or any other MS Product, or, in the case of Microsoft, the N2P Deliverables, upon notice from the other Party.

                                                     PRIVILEGED AND CONFIDENTIAL


              14.3.2 Each Party shall have the sole right to and in its sole discretion may commence, prosecute or defend, and control any action concerning, in the case of Microsoft, the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, MSN/N2P Web Site, MS Products and/or other Microsoft Intellectual Property, and in the case of Net2Phone, the N2P Deliverables, in the Territory. Neither Party shall, during the Term of this Agreement, contest the validity of, by act or omission jeopardize, or take any action inconsistent with, in the case of Net2Phone, Microsoft's rights or goodwill in the MSN Messenger Service, MSN Messenger 3.0, Passport and Wallet, MSN/N2P Web Site, MS Products and/or other Microsoft Intellectual Property, and in the case of Microsoft, Net2Phone's rights or goodwill in the N2P Deliverables in any country.

         14.4 Notification of Claims. Each Party shall promptly notify the other in writing of any acts, claims, demands or causes of action of which it learns, based upon, relating to, or arising from any attempt by any other Person to use the other Party's Intellectual Property or any colorable imitations thereof, in any unauthorized manner of which either Party becomes aware.

15.      TRADEMARKS

         15.1 Microsoft Trademark License

              15.1.1 Microsoft hereby grants to Net2Phone for the Term of this Agreement and subject to and expressly conditioned upon compliance with the terms and conditions of this Agreement, a non-exclusive, non-assignable, non-transferable, [****], worldwide license to use the Microsoft Licensed Marks solely in conjunction with the Co-Branded Pages in the manner described in the Branding Specifications attached as Exhibit J hereto (the "BRANDING SPECIFICATIONS"), including the right to include the MSN trademark in the URL for the Co-Branded Pages, and otherwise as provided in this Agreement or specified in writing by Microsoft from time to time. Except as expressly provided in this trademark license in this Section 15.1.1, this Agreement does not grant Net2Phone any right, title, interest, or license in or to any of Microsoft's names, logos, trade dress, designs or other trademarks and under no circumstances shall anything in this Agreement be construed as granting by implication, estoppel or otherwise, a license to any Microsoft technology or proprietary right other than the permitted use of Microsoft Licensed Marks. Use of the Microsoft Licensed Marks shall be solely as expressly specified in this Agreement or as authorized by Microsoft in writing from time to time.

              15.1.2 Net2Phone acknowledges Microsoft's sole ownership of the Microsoft Licensed Marks worldwide and all associated goodwill. All uses hereunder of the Microsoft Licensed Marks shall inure solely to the benefit of Microsoft. Net2Phone hereby assigns and shall assign in the future to Microsoft all rights it may acquire by operation of law or otherwise in the Microsoft Licensed Marks, including all applications or registrations therefore, along with the goodwill associated therewith.

              15.1.3 Net2Phone is authorized to use the Microsoft Licensed Marks only as affixed to the Co-Branded Pages and certain marketing materials in accordance with the terms of this Agreement and as may be approved in writing by Microsoft. Net2Phone shall use the Microsoft Licensed Marks in a manner that does not derogate from Microsoft's rights in the Microsoft Licensed Marks and will take no action that will interfere with or diminish Microsoft's

                                                     PRIVILEGED AND CONFIDENTIAL


rights to the Microsoft Licensed Marks. Net2Phone shall not adopt, use or register any corporate name, trade name, domain name (except as provided herein), trademark, service mark or certification mark, or other designation similar to containing, in whole or in part, the Microsoft Licensed Marks. Net2Phone shall not use the Microsoft Licensed Marks in any way as an endorsement or sponsorship of Net2Phone by Microsoft. Net2Phone shall fully and promptly correct and remedy any deficiencies in its use of the Microsoft Licensed Marks, upon reasonable notice from Microsoft.

              15.1.4 Microsoft shall have the sole right to and in its sole discretion may commence, prosecute or defend, and control any action concerning the Microsoft Licensed Marks in the Territory. Net2Phone shall not contest the validity of, by act or omission jeopardize, or take any action inconsistent with, Microsoft's rights or goodwill in the Microsoft Licensed Marks in any country, including attempted registration of the Microsoft Licensed Marks, or use or attempted registration of any mark confusingly similar thereto.

         15.2 Net2Phone Trademark License.

              15.2.1 Net2Phone hereby grants to Microsoft for the Term of this Agreement and subject to and expressly conditioned upon compliance with the terms and conditions of this Agreement, a non-exclusive, non-assignable, non-transferable, [****], worldwide license to use the Net2Phone logo as depicted in Exhibit L hereto (the "NET2PHONE MARK") in conjunction with the MSN/N2P Web Site Pages in the manner described in the Branding Specifications attached as Exhibit M hereto (the "N2P BRANDING SPECIFICATIONS"), including the right to include the Net2Phone trademark in the URL for the MSN/N2P Web Site, and otherwise as provided in this Agreement or specified in writing by Net2Phone from time to time. Except as expressly provided in this trademark license in this Section 15.1.1, this Agreement does not grant Microsoft any right, title, interest, or license in or to any of Net2Phone names, logos, trade dress, designs or other trademarks and under no circumstances shall anything in this Agreement be construed as granting by implication, estoppel or otherwise, a license to any Net2Phone technology or proprietary right other than the permitted use of Net2Phone Mark. Use of the Net2Phone Mark shall be solely as expressly specified in this Agreement or as authorized by Net2Phone in writing from time to time.

              15.2.2 Microsoft acknowledges Net2Phone's sole ownership of the Net2Phone Mark worldwide and all associated goodwill. All uses hereunder of the Net2Phone Mark shall inure solely to the benefit of Net2Phone. Microsoft hereby assigns and shall assign in the future to Net2Phone all rights it may acquire by operation of law or otherwise in the Net2Phone Mark, including all applications or registrations therefore, along with the goodwill associated therewith.

              15.2.3 Microsoft is authorized to use the Net2Phone Mark only as affixed to the MSN/Net2Phone Web Site Pages and certain marketing materials in accordance with the terms of this Agreement and as may be approved in writing by Net2Phone. Microsoft shall use the Net2Phone Mark in a manner that does not derogate from Net2Phone's rights in the Net2Phone Mark and will take no action that will interfere with or diminish Net2Phone's rights to the Net2Phone Mark. Microsoft shall not adopt, use or register any corporate name, trade name, domain name (except as provided herein), trademark, service mark or certification mark, or other designation similar to containing, in whole or in part, the Net2Phone Mark. Microsoft shall not

                                                     PRIVILEGED AND CONFIDENTIAL


use the Net2Phone Mark in any way as an endorsement or sponsorship of Microsoft by Net2Phone. Microsoft shall fully and promptly correct and remedy any deficiencies in its use of the Net2Phone Mark, upon reasonable notice from Net2Phone.

              15.2.4 Net2Phone shall have the sole right to and in its sole discretion may commence, prosecute or defend, and control any action concerning the Net2Phone Mark in the Territory. Microsoft shall not contest the validity of, by act or omission jeopardize, or take any action inconsistent with, Net2Phone's rights or goodwill in the Net2Phone Mark in any country, including attempted registration of the Net2Phone Mark, or use or attempted registration of any mark confusingly similar thereto.

16.      CONFIDENTIALITY; PRESS RELEASES

         16.1 NDA. The Parties acknowledge and agree that the terms and conditions of the Microsoft Corporation Non-Disclosure Agreement (the "NDA") entered into by the Parties, on November 30, 1999 with respect to Microsoft and on December 2, 1999 with respect to Net2Phone, are incorporated into this Agreement. In the event that any of the incorporated terms of the NDA are inconsistent with or conflict with this Agreement, then the terms of this Agreement shall control.

         16.2 Injunctive and Equitable Relief. Each Party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure or use of Confidential Information and that each Party may seek, without waiving any other rights or remedies, such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

         16.3 Press Releases. Subject to compliance with the rules and regulations of the United States Securities and Exchange Commission and any applicable stock exchanges, neither Party shall issue any press release or make any similar public announcement(s) relating in any way whatsoever to this Agreement or the relationship established by this Agreement without the express prior written consent of the other Party and the Parties agree that any announcements of the product and relationship set forth in this Agreement shall not be disclosed until such time as MSN Messenger 3.0 is launched. Without limitation to the foregoing, the Parties shall jointly determine the terms, context, format, and text of any announcement relating to this Agreement and the implementation of the provisions and requirements contained herein. Subject to compliance with the rules and regulation of the United States Securities and Exchange Commission and any applicable stock exchanges, on the Launch Date, Microsoft will include in any press release related to the launch of MSN Messenger 3.0 the fact that Net2Phone is the current provider of PC-to-Phone and PC-to-PC voice services for the MSN Messenger Service.

17.      REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS

         17.1 Microsoft. Microsoft represents, warrants and further covenants that:

              17.1.1 Microsoft has the power and authority to enter into this Agreement and to perform fully its obligations hereunder; and

              17.1.2 Microsoft has obtained, and shall maintain in full force during the Term hereof, such Governmental Authorizations as are necessary to operate and to otherwise perform

                                                     PRIVILEGED AND CONFIDENTIAL


its obligations under this Agreement, and will be in compliance with all applicable laws and regulations governing such performance.

         17.2 Net2Phone. Net2Phone represents, warrants and further covenants that:

              17.2.1 Net2Phone has the power and authority to enter into this Agreement and to perform fully its obligations hereunder;

              17.2.2 The execution of this Agreement by Net2Phone and the performance of its obligations hereunder does not and will not violate or conflict with the terms and conditions of any other agreements, arrangements or understanding entered into by Net2Phone;

              17.2.3 Net2Phone has obtained, and shall maintain in full force during the Term of this Agreement, such Governmental Authorizations or other licenses or other third party arrangements as are necessary to operate and to otherwise perform its obligations under this Agreement in the Territory (collectively, "PERMISSIONS"), at standards at least consistent with those commonly observed in the industry, and shall comply with all applicable laws and regulations governing such performance.

              17.2.4 Neither Net2Phone nor any of its business operations are regulated by the FCC either as a telecommunications carrier under the Communications Act of 1934 (47 U.S.C. 151 et seq.), as amended, and the rules and regulations promulgated by the FCC thereunder, or otherwise, as of the Effective Date hereof, or under any similar foreign law, rule or regulation promulgated by any foreign Governmental Body in any country within the Territory, except to the extent Net2Phone has the relevant Permissions; and the services that Net2Phone provides are not regulated by the FCC as telecommunications services or as any other type of regulated service, or by any foreign Governmental Body in any country within the Territory under any similar foreign law, rule or regulation, except to the extent that Net2Phone has the relevant Permissions. Without Microsoft's consent, Net2Phone shall not provide any services to Microsoft under this Agreement that shall cause Microsoft or its End Users to be regulated by the FCC or any foreign Governmental Body in any country within the Territory, or that shall cause any services provided by Microsoft under this Agreement to be regulated by the FCC or any foreign Governmental Body in any country within the Territory as telecommunications services or any other type of regulated service.

              17.2.5 As between the Parties, in the event that Net2Phone is or anticipates being in violation of the representations and warranties of Section
17.2.3 or Section 17.2.4, Net2Phone shall be considered the sole provider of telecommunications services or other regulated services, as the case may be, and Net2Phone shall either (a) take any and all actions that are required to ensure compliance with such representations and warranties, including without limitation the payment of any applicable taxes, fees and assessments, or (b) if the terms of Section 7.6.1 are applicable, provide notice to Microsoft as provided therein.

              17.2.6 Net2Phone represents and warrants that it will at no time intentionally impair the operation of the MSN Messenger 3.0, the MSN/N2P Web Site, the Co-Branded Pages or any other MS Product that utilizes the N2P Deliverables and that its services and materials will not knowingly contain any feature that prevents or interrupts its use, including but not

                                                     PRIVILEGED AND CONFIDENTIAL

limited to any computer virus, worm, lock, drop-dead device, Trojan-horse routine, trap door, time bomb, or any other code or instruction that may be used to access, modify, delete, damage, or disable the functionality of the MSN Messenger 3.0, the MSN/N2P Web Site, the Co-Branded Pages or any other MS Product that utilizes the N2P Deliverables or prevent or impede the access or use thereof by End Users; provided, however, that Net2Phone makes no representation or warranty that access to or use of the N2P Deliverables or any product that incorporates that N2P Deliverables will be uninterrupted or error-free; and

              17.2.7 Exhibits and all other attachments, schedules, information, reports and status reports provided by one Party to the other Party pursuant to this Agreement shall be accurate and complete in all material respects.

         17.3 Limitation of Representations. Should this Agreement be terminated with respect to any country in the Territory pursuant to Section 7.6.1, the representations and warranties of Section 17.2.4 shall also immediately terminate with respect to such country as of the date of termination of services to that country.

         17.4 LIMITATION. EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 17, ALL PRODUCTS OR SERVICES DELIVERED UNDER THE TERMS OF THIS AGREEMENT SHALL BE "AS IS" WITHOUT WARRANTY OR CONDITION OF ANY KIND. FOR SUCH PRODUCTS AND SERVICES, THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE THEREOF IS ASSUMED BY THE RECEIVING PARTY AND ITS CUSTOMERS, END USERS, AND LICENSEES, IF ANY. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 17 ARE THE ONLY REPRESENTATIONS AND WARRANTIES MADE BY THE PARTIES. EACH PARTY DISCLAIMS ANY AND ALL OTHER WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, AND FITNESS FOR A PARTICULAR PURPOSE. MICROSOFT EXPRESSLY DISCLAIMS ANY WARRANTIES RELATING TO THE MSN MESSENGER SERVICE, MSN MESSENGER 3.0, OR ANY OTHER MS PRODUCT, INCLUDING ALL WARRANTIES OF NON-INFRINGEMENT, COMPATIBILITY, ACCURACY, SECURITY, OR THAT ACCESS TO OR USE THEREOF WILL BE UNINTERRUPTED OR ERROR-FREE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS ARTICLE 17, NET2PHONE EXPRESSLY DISCLAIMS ANY WARRANTIES RELATING TO THE N2P DELIVERABLES OR ANY OTHER NET2PHONE PRODUCT, INCLUDING ALL WARRANTIES OF NON-INFRINGEMENT, COMPATIBILITY, ACCURACY, SECURITY, OR THAT ACCESS TO OR USE THEREOF WILL BE UNINTERRUPTED OR ERROR-FREE.

18.      TERM AND TERMINATION

         18.1 Term and Renewal Terms. Subject to the other provisions of this
Article 18, this Agreement shall commence on the Effective Date and shall have an initial term terminating on the date [****] after the Launch Date (the "INITIAL TERM"). The Agreement thereafter shall be automatically renewed for successive terms of [****] (each such term shall be referred to herein as a "RENEWAL TERM") unless one Party gives the other Party written notice of its intention not to automatically renew this Agreement at least thirty (30) days prior to the scheduled expiration of

                                                     PRIVILEGED AND CONFIDENTIAL


the Initial Term or any subsequent Renewal Term. The Initial Term and all Renewal Terms shall be referred to herein as the "TERM."

         18.2 Right of Termination by Microsoft.

              18.2.1 Convenience. Microsoft may terminate this Agreement at any time and for any reason upon providing Net2Phone with not less than [****] written notice of its intention to terminate this Agreement; provided, however, that such notice period may be modified in accordance with Section 6.2.2.

              18.2.2 [****]

              18.2.3 Termination for Change of Control of Net2Phone.

              (a) Net2Phone shall notify Microsoft of any agreement, arrangement or understanding that requires or otherwise contemplates a Change of Control of Net2Phone no later than [****] following the execution thereof (a "TRANSFER NOTICE"). Such Transfer Notice shall disclose in reasonable detail (i) the identity of the acquiring Person or Persons; (ii) the financial and other material terms and conditions of the agreement contemplating the Change of Control; and (iii) the proposed consummation date of the Change of Control of Net2Phone. Net2Phone shall promptly notify Microsoft of any material changes to the information set forth in the Transfer Notice. Net2Phone shall also notify Microsoft in writing of the consummation of any Change in Control within [****] after the completion thereof.

              (b) Except where the Change of Control is a result of the acquisition of capital or voting stock by AT&T Corporation, British Telecom and/or Liberty Mutual, Microsoft shall have the right to notify Net2Phone at any time after the date of the Transfer Notice, of its desire to terminate this Agreement. If Microsoft provides such notice of termination to Net2Phone, this Agreement shall terminate either immediately or on the date immediately preceding the date when the Change of Control will take effect, in either case as set forth by Microsoft in its notice of termination.

         18.3 Right of Termination by Net2Phone.

              18.3.1 Termination for Convenience. Net2Phone may terminate this Agreement at any time and for any reason upon providing Microsoft with not less than [****] written notice of its intention to terminate this Agreement; provided, however, that such notice period may be modified in accordance with
Section 6.2.2. Microsoft, upon receipt of such termination notice, shall review whether it is commercially feasible to terminate this Agreement at an earlier date. If Microsoft, in its sole discretion, determines that it may accommodate an earlier termination of this Agreement, then the Parties may agree to terminate this Agreement at such earlier date.

              18.3.2 Failure to Release. Net2Phone may terminate this Agreement immediately upon written notice to Microsoft if the Launch Date does not occur on or before [****].

                                                     PRIVILEGED AND CONFIDENTIAL


         18.4 Termination for Cause. In addition to any other rights or remedies that a Party may have under the circumstances, all of which are expressly reserved, a Party may terminate this Agreement with immediate effect at any time if:

              18.4.1 The other Party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency; or suffers or permits the commencement of any form of insolvency or receivership proceeding; or has any petition under any bankruptcy law filed against it, which termination pursuant to this Section 18.4.1 shall be effective immediately upon written notice or as otherwise specified herein;

              18.4.2 The other Party is in material breach of any warranty, representation, term, condition or covenant of this Agreement, and fails to cure that breach within thirty (30) days after written notice thereof; or

              18.4.3 The other Party is in breach of any of the confidentiality provisions of this Agreement.

         18.5 Continuing Obligations Upon Certain Termination. In the event that this Agreement is terminated by Microsoft pursuant to Section 18.2 or 18.4 hereunder, then:

              18.5.1 For a period of [****] after the effective date of termination, Net2Phone shall continue to provide services to End Users pursuant to Article 7 hereunder to support PC-to-PC and PC-to-Phone voice functionality of any MS Product utilizing the N2P Deliverables;

              18.5.2 Microsoft shall, within fourteen (14) days of providing a termination notice, provide Net2Phone with a good faith estimate of its service level requirements for the [****] period specified in Section 18.5.1, along with a good faith estimate of the percentage of voice traffic which Microsoft shall provide Net2Phone in relation to any other providers of voice transmission and delivery services. During the [****] period specified in Section 18.5.1, Microsoft shall provide Net2Phone with priority over other service providers with respect to any voice traffic directed from its MS Products in order to meet its estimate of the percentage of traffic which Net2Phone is projected to receive during the [****] period;

              18.5.3 All sublicenses of the N2P Deliverables granted by Microsoft to End Users shall continue in full force and effect for the period set forth in Section 18.5.1 for the limited purpose of allowing the End Users to utilize the voice functionality of the MS Product for such period; and

              18.5.4 For a period of [****] after the effective date of termination, the Parties shall (i) use commercially reasonable efforts to fulfill any commitments made to third parties with respect to advertising and
(ii) collect and distribute Revenues, Carriage Fees and Net Revenues in accordance with the procedures set forth in Article 10 and, within [****] after the effective date of termination, each Party shall provide a final accounting with respect to all amounts collected and distributed pursuant to this Agreement and make any applicable outstanding payments required under the terms of Article 10.

                                                     PRIVILEGED AND CONFIDENTIAL


         18.6 Effect of Termination.

              18.6.1 The termination or expiration of this Agreement shall not release any Party from any obligations that have previously accrued or are expressly required to survive the termination of this Agreement hereunder.

              18.6.2 Upon termination or expiration of this Agreement each Party shall, at the other Party's direction, return or certify destruction of Confidential Information of such other Party. No Party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

              18.6.3 Immediately upon termination or expiration of this Agreement for any reason, Microsoft shall return to Net2Phone all source code provided by Net2Phone pursuant to this Agreement. In addition, except to the extent required to carry out any continuing obligations under Section 18.5, each Party shall immediately cease all use of all trademarks of the other Party licensed hereunder, and Microsoft shall cease all use of the N2P Deliverables.

         18.7 Survival. The following Articles and Sections shall survive the termination and expiration of this Agreement: Articles 11, 14, 16, 19, 20 and 21; Sections 15.1.2, 15.1.4, 15.2.4, 15.2.2 and 23.2; and, Section 3.2 solely to the extent related to Net2Phone's ownership of Bug Fixes; and to the extent limited by Section 18.5, Articles 7 and 10, and Sections 3.1; 3.2; 8.1; 8.2; 9.3; 15.1.1;15.1.3; 15.2.1; and 15.2.3.

19.      INDEMNIFICATION

         19.1 Indemnification of Claims. A Party (the "INDEMNIFYING PARTY") shall, at its expense and the request of the other Party, defend any third-party claim or action, (a "CLAIM") brought against such Party, or its Affiliates, directors, officers, employees, licensees, agents and independent contractors (the "INDEMNIFIED PARTIES"), to the extent (a) such Claim is based upon a claim that, if true, would constitute a breach of a warranty, representation or covenant of the Indemnifying Party set forth in this Agreement; or [****].

         19.2 Procedures. The Indemnified Party shall promptly notify the Indemnifying Party in writing, specifying the nature of the action and the total monetary amount sought or other such relief as is sought therein. The Indemnified Party shall cooperate with the Indemnifying Party at the Indemnifying Party's expense in all reasonable respects in connection with the defense of any such action. The Indemnifying Party may upon written notice to the Indemnified Party undertake to control and conduct all proceedings or negotiations in connection therewith, assume and control the defense thereof, and if it so undertakes, it shall also undertake all other required steps or proceedings to settle or defend any such action, including the employment of counsel which shall be reasonably satisfactory to the Indemnified Party, and payment of all reasonably incurred expenses. The Indemnified Party shall have the right to employ separate counsel to provide input into the defense, at the Indemnified Party's own cost. The Indemnifying Party shall reimburse the Indemnified Party upon demand for any payments made or loss suffered by it at any time after the date of tender, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages to which the foregoing relates. The Indemnifying Party shall not settle

                                                     PRIVILEGED AND CONFIDENTIAL


any claim or action under this Article 19 on the Indemnified Party's behalf without first obtaining the Indemnified Party's written permission, which permission shall not be unreasonably withheld, and the Indemnifying Party shall indemnify and hold the Indemnified Party harmless from and against any costs, damages and fees reasonably incurred by the Indemnified Party, including fees of attorneys and other professionals, that are attributable to such Indemnified Claims. The Indemnifying Party shall not be responsible for any indemnification obligations arising hereunder pursuant to the terms and conditions of any settlement of an Indemnified Claim by the Indemnified Party unless such settlement was approved by the Indemnifying Party (which approval shall not be unreasonably withheld).

         19.3 [****].

20.      INSURANCE

         20.1 Minimum Coverage. During the Term and for a period of [****] after Net2Phone is obligated to provide any services under this Agreement, Net2Phone shall procure and maintain insurance reasonably adequate to cover any and all liability that Net2Phone may incur as a result of the performance of its obligations under this Agreement. Such insurance shall be in a form and with insurers reasonably acceptable to Microsoft and shall consist of policies that comply with the following minimum requirements:

         (a) commercial general liability insurance, with policy limits of not less than (i) [****] for each occurrence of bodily injury or property damage, and (ii) [****] personal and advertising injury limits;

         (b) umbrella policy with minimum limits of [****]; and

         (c) professional liability and errors and omissions liability insurance with policy limits of not less than [****] for each claim with a deductible of not more than [****]. In the event that Net2Phone's deductible is greater than [****], then, within ten (10) days after the Effective Date, Net2Phone shall deposit with an escrow agent and pursuant to escrow terms mutually agreed upon by the Parties, an amount equal to the difference of the deductible and [****] and shall hold such amounts in escrow for such time as Net2Phone's obligations pursuant to this Section 20 are in effect or until such time as the deductible is not greater than [****].

         20.2 Maintenance. Net2Phone's insurance policy shall: (a) provide professional liability and errors and omissions liability insurance coverage from a date which is not later than the date at which Net2Phone began providing services related to or in conjunction with this Agreement; (b) provide that no cancellation, material reduction in amount, or material change in coverage shall be effective until at least thirty (30) days after receipt by Microsoft of written notice thereof; (c) provide for losses payable to Microsoft as its interests may appear; and (d) be reasonably satisfactory in all other respects to Microsoft. Net2Phone shall deliver to Microsoft a current certificate of insurance and certifications of renewal of the insurance policies and a report of a reputable insurance broker with respect to such insurance policies at least once during each calendar year during such time as the insurance is in effect and such other supplemental reports with respect thereto as Microsoft may reasonably request from time to time. In the event that Net2Phone's certificates and reports evidence coverage which Microsoft reasonably determines

                                                     PRIVILEGED AND CONFIDENTIAL


to be less than that required to meet Net2Phone's obligations under this Agreement, then Net2Phone agrees that it shall promptly acquire such coverage and inform Microsoft in writing thereof. Failure by Net2Phone to furnish certificates of insurance or failure by Microsoft to request same shall not constitute a waiver by Microsoft of any of the insurance requirements set forth herein. Net2Phone shall notify Microsoft in writing at least thirty (30) days in advance if Net2Phone's insurance coverage is to be canceled or materially altered so as to no longer comply with the requirements of this Section 20.2.

21.      LIMITATION OF LIABILITIES

         NO PARTY SHALL BE LIABLE TO ANY OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, ARISING OUT OF OR RELATED TO THIS AGREEMENT INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION SHALL NOT APPLY TO A PARTY'S
(A) ABILITY TO OBTAIN INJUNCTIVE OR OTHER EQUITABLE RELIEF; (B) CONFIDENTIALITY OBLIGATIONS, INCLUDING THOSE RELATING TO SOURCE CODE; AND/OR (C) INDEMNIFICATION OBLIGATIONS AS TO THIRD PARTY DAMAGES ASSESSED AGAINST THE INDEMNIFIED PARTY IN CONNECTION WITH INDEMNIFIED CLAIMS UNDER ARTICLE 19.

22.      NOTICES

         All notices, requests, demands and other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed deliver (a) on the date of delivery when delivered by hand; (b) on the date of transmission when sent by facsimile transmission during normal business hours with telephone confirmation of receipt; provided, an original also is sent the same day in accordance with (d), below; (c) one day after dispatch when sent by reputable overnight courier maintaining records of receipt; or (d) three days after dispatch when sent by registered mail, postage prepaid, return-receipt requested, all addressed as provided below:


         If to Microsoft:    Microsoft Corporation
                             One Microsoft Way
                             Redmond, WA 98052-6399
                             Attention:  Steve Liffick
                             Facsimile:  (425) 986-7329
                             Telephone:  (425) 936-4179

         With a copy to:     Microsoft Corporation
                             One Microsoft Way
                             Redmond, WA 98052-6399
                             Attention:  Yuki Ishizuka
                             Facsimile:  (425) 986-7329
                             Telephone:  (425) 705-7010

                                                     PRIVILEGED AND CONFIDENTIAL


         If to Net2Phone:    Net2Phone, Inc.
                             171 Main Street
                             Hackensack, NY 07601
                             Attention:  Jonathan Fram
                             Facsimile:  (201) 287-8423
                             Telephone: (201) 287-8422

         With a copy to:     Net2Phone, Inc.
                             171 Main Street
                             Hackensack, NY 07601
                             Attention:  Glenn Williams, General Counsel
                             Facsimile:  (201) 530-4159
                             Telephone:  (201) 692-3438

23.      GENERAL PROVISIONS

         23.1 Independent Contractors. The Parties are independent contractors with respect to each other hereunder, and nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership, agency relationship or a joint venture between the Parties. Notwithstanding anything contained in this Agreement to the contrary, each Party shall be solely responsible for the performance of its obligations hereunder, no Party shall be liable for any breach by any other Party, and nothing contained in this Agreement shall be deemed to constitute a guarantee by any Party of performance of any of the obligations of the other Party. Nothing in this Agreement shall be construed as creating an employer-employee relationship between Microsoft and Net2Phone's employees, on the one hand, or Net2Phone and Microsoft's employees, on the other hand. Each party shall bear sole responsibility for any and all compensation, benefits, withholding and other taxes, living expenses, travel costs, and other applicable costs relating to its employees, except as otherwise provided in this Agreement.

         23.2 Governing Law. This Agreement shall be governed by the laws of the State of Washington. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing Party shall be entitled to recover its costs, including reasonable attorneys' fees and court costs. The Parties hereby irrevocably consent to the exclusive jurisdiction of, and venue in the state and federal courts sitting in King County of the State of Washington in connection with any and all claims brought by Net2Phone arising out of or in connection with this Agreement and to the exclusive jurisdiction of, and venue in the state and federal courts sitting in Bergen County in the State of New Jersey in connection with any and all claims brought by Microsoft arising out of or in connection with this Agreement.

         23.3 Assignment. Except as expressly provided herein, neither Party may assign this Agreement (whether directly or indirectly by sale or merger), in whole or in part, without the other Party's written consent. Notwithstanding the foregoing, neither party need obtain consent of the other Party to assign this Agreement (a) to an Affiliate of the assigning Party, or (b) to the surviving entity of a merger or consolidation, or to any entity that acquires all or substantially all of the assets or shares of such Party; provided, that Microsoft has not exercised its termination

                                                     PRIVILEGED AND CONFIDENTIAL


rights pursuant to Section 18.4. With respect to assignment to an Affiliate, the assignor shall remain primarily liable for performance under this Agreement by its Affiliate. This Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

         23.4 Construction. In the event that any provision of this Agreement conflicts with governing law or if any provision is held to be null, void or otherwise ineffective or invalid by a court of competent jurisdiction, (a) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (b) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect. This Agreement has been negotiated by the Parties and their respective counsel and shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party. In all instances, the terms "include" and "including" shall be construed to mean "including without limitation".

         23.5 Excusal of Performance. No Party shall be responsible for, or be in breach of this Agreement, if its performance is delayed for up to thirty (30) days as a result of any act of God, war, fire, earthquake, sickness, accident, civil commotion, act of government, or any other cause wholly beyond its control, and not due to its own negligence or that of its contractors or representatives, and which cannot be overcome by the exercise of due diligence. Without limitation of the foregoing, a subcontractor's bankruptcy, inability or failure to pay its obligations as they come due, assignment of its assets for the benefit of creditors, institution of bankruptcy or receivership proceedings against it, or appointment of a trustee, conservator or receiver or other liquidating officer for it or its assets or other financial deficiency shall not be deemed to excuse performance of this Agreement by the Party responsible for such subcontractor's performance.

         23.6 Non-Waiver. No delay or failure by either Party to exercise any right under this Agreement and no partial exercise of any right under the Agreement shall constitute a waiver of that right or any other right. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving Party.

         23.7 Headings; References. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions. Unless otherwise expressly provided herein, any references to a "Section", "Article" or "Exhibit" shall mean a "Section", "Article" or "Exhibit" of or to this Agreement.

         23.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         23.9 Entire Agreement. This Agreement, all Exhibits, schedules, and appendices hereto and the NDA constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of the Parties by their respective

                                                     PRIVILEGED AND CONFIDENTIAL


duly authorized representatives. The Parties agree to review the Exhibits to this Agreement from time to time and may amend such Exhibits by mutual agreement.

         23.10 Not An Offer. This document does not constitute an offer by any Party to any other Party. This Agreement shall not be effective unless and until signed by both Parties.

         23.11 Expenses. Each Party shall be solely responsible for its own costs and expenses incurred in the preparation, negotiation and implementation of the Agreement.

         23.12 Limitation on Cooperation and Assistance. Notwithstanding anything herein to the contrary, in no event shall either party's assistance or cooperation afforded under this Agreement be read, interpreted or otherwise construed to mean financial assistance as such assistance or cooperation shall be limited to advice, recommendations and/or information only.

23.13 Export Control. Each Party agrees to comply with all applicable laws that apply to the import or export of their respective products and services, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by the United States or foreign countries.

24.      EXHIBITS. The following Exhibits form an integral part of this
         Agreement:

         Exhibit A  --  Definitions

         Exhibit B  --  MS Voice Specifications

         Exhibit C  --  N2P Deliverables

         Exhibit D  --  N2P Quality of Service Level Agreement

         Exhibit E  --  N2P Maintenance and Quality Fix Engineering Support

         Exhibit F  --  N2P Second Tier Support Services

         Exhibit G  --  Passport License Agreement and Wallet License Agreement

         Exhibit H  --  MS Privacy Policies

         Exhibit I  --  Quarterly Reporting Requirements

         Exhibit J  --  Branding Specifications

         Exhibit K  --  Prohibited Advertisers

         Exhibit L  --  Net2Phone Mark

         Exhibit M -- N2P Branding Specifications

                                                     PRIVILEGED AND CONFIDENTIAL


         Exhibit N -- Microsoft End-User License Agreement Terms

         Exhibit O -- N2P Privacy Policies

         Exhibit P -- Source Code Control Procedures

         Exhibit Q - Programmer Confidentiality Agreement

         Exhibit R - Initial Aggressive and Base Case Traffic Estimates

         Exhibit S - Restricted Countries


         [The remainder of this page intentionally has been left blank.
                           Signature page to follow.]

                                                     PRIVILEGED AND CONFIDENTIAL


         The Parties have caused this Agreement to be executed by their duly authorized representatives as of the dates set forth below.


MICROSOFT CORPORATION                      NET2PHONE, INC.




By: /s/ Blake Irving                       By: /s/ Jonathan Fram
    ----------------                           -----------------
    Blake Irving                               Jonathan Fram
    Vice President MSN Communications          President













             [Signature Page to Microsoft and Net2Phone Cooperation
                           and Development Agreement]

                                                     PRIVILEGED AND CONFIDENTIAL


                             EXHIBIT A - DEFINITIONS

         "ADVERTISING INVENTORY" shall mean any advertising including, but not limited to Banners, audio advertisements, "leave behind" advertisements and sponsorship placements played or displayed to End Users on or in conjunction with the MSN Dial-Up Window.

         "AFFILIATE" shall mean with respect to any Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with such Person.

         "BANNER" shall mean an advertising banner in a Web Page that contains a link to the advertisers Web Site.

         "BUG FIXES" shall mean all bug fixes which modify the code of [****] Source Code and which are developed by Microsoft.

         "CARRIAGE FEES" shall mean [****]

         "CHANGE IN CONTROL" shall mean a situation where (A) any Person or group of Persons acting as a group other than those Persons who Control a party as of the date hereof shall obtain Control of such party or (B) where a party
(i) fails to maintain its corporate existence; (ii) dissolves or otherwise disposes of all or substantially all of its assets other than to an Affiliate (whether in a single transaction or series of transactions); (iii) consolidates with or merges with another Person, except that no Change in Control shall have occurred if such party consolidates with or merges with another Person so long as such party is the surviving entity of any such consolidation or merger; or
(iv) makes a public announcement of the impending occurrence of any of the foregoing.

         "CONFIDENTIAL INFORMATION" shall have the meaning set forth in the NDA.

         "CONTROL" including its various tenses and derivatives (such as "CONTROLLED") shall mean, with respect to any Person, the presence of the following: (1) the legal, beneficial or equitable ownership, directly or indirectly, of more than [****] of the capital or voting stock (or other ownership or voting interest, if not a corporation) of such Person, or (2) the ability, directly or indirectly, to direct the voting of a majority of the directors of such Person's board of directors, or if the Person does not have a board of directors, a majority of the positions on any similar body, whether through appointment, voting agreement or otherwise.

         "DOMAIN" shall mean the Internet protocol address of a network connection and the corresponding "domain name", including all relevant URLs, which identifies the owner of the address and establishes an address for a network connection.

         "END USER" shall mean any individual who uses the MSN Messenger Service, MSN Messenger 3.0 or any other MS Product.

         "GOVERNMENTAL AUTHORIZATION" shall mean any approval, consent, license, permit, waiver, or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body.

                                                     PRIVILEGED AND CONFIDENTIAL


         "GOVERNMENTAL BODY" shall mean any (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); or (d) body exercising, or entitled to exercise, any legislative, police, regulatory, or taxing authority or power of any nature.

         "INTELLECTUAL PROPERTY" shall mean any copyrights, patents (including patent improvements), patent applications, patent rights, trademarks, trade names, service marks, trade secrets, or other intellectual property rights under applicable law.

         "LAUNCH DATE" shall mean the date when MSN Messenger 3.0 with voice functionality provided by the N2P Deliverables generally is made commercially available (other than in Beta form).

         "LINK" shall mean an embedded icon, object, graphic or text within a Web Page that consists of a hypertext pointer to the URL address of a Web Page.

         "MICROSOFT LICENSED MARKS" shall mean, collectively, the mark "MSN" and the MSN Logo.

         "MICROSOFT PREMISES" shall mean the Microsoft campus, located at One Microsoft Way, Redmond, Washington and any other Microsoft premises owned or leased by Microsoft.

         "MS PRODUCT" shall mean any software, hardware or other product or service owned by Microsoft or its Affiliates, which shall include, but not be limited to products or services co-branded with and or distributed by third parties.

         "MSN DIAL-UP WINDOW" shall mean the dialog window appearing on the screen of an End User's PC when the End User chooses to make a PC-to-Phone call from the MSN Messenger Service or from any other MS Product or Service.

         "MSN MESSENGER SERVICE" shall mean that service currently referred to as the MSN Messenger Service operated by Microsoft and any upgrades thereto or subsequent releases thereof independent of nomenclature.

         "MSN MESSENGER 3.0" shall mean the Microsoft Messenger Service with PC to PC and PC to Phone voice communication capabilities in accordance with the MS Voice Specifications and any upgrades thereto or subsequent releases thereof independent of nomenclature.

         "N2P NETWORK COSTS" shall mean [****].

         "N2P DELIVERABLES" shall mean the deliverables identified in Exhibit C, along with any additions, modifications or enhancements thereto which may be provided to Microsoft from time to time pursuant to this Agreement.

         "N2P MANAGED NETWORK" shall mean the network managed by Net2Phone that provides connectivity between the Internet and local telephone networks.

                                                     PRIVILEGED AND CONFIDENTIAL


         "NET2PHONE AFFILIATE ADVERTISING NETWORK" shall mean those other service properties belonging to, associated with or represented by Net2Phone, which are offered by Net2Phone or its agents, representatives or affiliates to advertisers as an aggregate package of potential advertising platforms.

         [****].

         "NET2PHONE PREMISES" shall mean any premises owned or leased by Net2Phone.

         "NET REVENUES" shall mean [****] for any corresponding period during the Term of this Agreement.

         "PASSPORT" shall mean that service currently referred to as the Microsoft Passport Single Sign-in Service operated by Microsoft that enables consumers to select a single user name and password for use across a network of participant sites and allows consumers to store limited demographic and personal information in a file stored on a Microsoft service and pass such information on to web sites that have elected to accept such information.

         "PC" shall mean any internet-enabled device, including, without limitation, a laptop or desktop computer which contains a central processing unit, a smart-phone, certain television devices, web terminals and personalized digital assistants.

         "PC-TO-PC" shall mean any voice transmission between any two PCs.

         "PC-TO-PHONE" shall mean any voice transmission between a PC and a Phone.

         "PERSON" shall mean a natural person, a corporation, a limited liability company, a partnership, a trust, a joint venture, a governmental authority, or any other entity or organization.

         "PHONE" shall mean any type of telephonic device used primarily for voice transmission, including but not limited telephones, cellular phones and mobile phones.

         "REVENUES" shall mean all [****] during any relevant period for the display or play of any [****].

         "SECOND TIER SUPPORT" shall mean the services described in Exhibit F.

         "TARGET LAUNCH DATE" shall mean [****].

         "TERRITORY" shall mean the entire world, except for those countries set forth in Exhibit S and such other countries as may identified pursuant to
Section 7.6.1.

         "UNITED STATES" shall mean the United States of America and all of its territories and possessions.

         "URL" shall mean a uniform resource locator which serves as the address of a Web Page.

         "USER INFORMATION" shall mean both Aggregate Information and Personal Information pertaining to an End User. "AGGREGATE INFORMATION" shall mean information that describes the

                                                     PRIVILEGED AND CONFIDENTIAL


habits, usage patterns and/or demographics of users as a group but does not indicate the identity of any particular End User, and information about an individual End User presented in a form distinguishable from the information relating to other End Users but not in a form that enables the recipient to personally identify such individual End User. "PERSONAL INFORMATION" shall mean information about a user permitting such End User to be specifically identified and may include, but not be limited to, user name, user address, the user's calling patterns, calling times, paid usage and other personally identifying transaction data.

         "WALLET" shall mean that consumer service operated by Microsoft currently referred to as the Microsoft Passport Wallet Service which enables consumers to store various information commonly utilized in e-commerce transactions in a file stored on a secured server controlled by Microsoft.

         "WEB PAGE" shall mean content in the World Wide Web portion of the Internet accessed via a single URL, and excluding content on other Web Pages accessed via Links in such content.

         "WEB SITE" shall mean a collection of Web Pages related in some manner and interconnected via Links within a specific Domain.

                                                     PRIVILEGED AND CONFIDENTIAL


                          EXHIBIT C - N2P DELIVERABLES

1.       [****] - delivered on or before the Effective Date.

2.       [****] - delivered on or before the Effective Date.

3.       [****] - to be delivered on or before [****].

4.       [****] - delivered on or before the Effective Date.

                                                     PRIVILEGED AND CONFIDENTIAL


               EXHIBIT D -- N2P QUALITY OF SERVICE LEVEL AGREEMENT

A.       WEB AVAILABILITY AND SERVICES

         Net2Phone will provide support for the N2P Managed Network and the MSN Messenger Service in accordance with the minimum service level performance requirements set forth in this Exhibit D.

     - PC-TO-PHONE. Net2Phone will maintain [****] termination switch availability at service launch with [****] availability within [****] days of service introduction. Such availability will be calculated independent of the Internet availability, connection and quality and outages induced by local-exchange-carrier ("LEC"). Net2Phone will maintain a [****] availability for the N2P Managed Network. Such availability is independent of outages induced by [****].

     - Net2Phone will notify Microsoft about planned system downtime at least [****] in advance. Turn-around time for resolution of any unplanned system downtime shall be within [****] of such downtime being reported; provided, however, that if the problem is a Severity 1 Problem or Severity 2 Problem (as defined herein), the turn-around time shall be within [****]. If turn-around time for resolution exceeds the times specified herein, escalation as set forth below shall be necessary.

     - All Web Pages (including images) shall load correctly, all Links work and data shall be delivered at least [****] of the time.

     - ACCOUNT MANAGEMENT. Net2Phone shall maintain accessibility to web-based billing information and account management information [****] of the time to Microsoft users. Such billing and account management information shall include, without limitation, date and time of calls, duration of calls, rate and total cost of each call made.

     - SECURITY. Net2Phone shall use security features standard in the industry. Credit card transactions shall be protected by industry-standard encryption methods.

B.       SEVERITY PROBLEM REPORTING, RESPONSE TIMES AND SUPPORT

         (a) A Severity 1 Problem or Severity 2 Problem shall be reported to Net2Phone by telephone to one of Net2Phone Technical Contacts (as set forth below). If a Severity 1 Problem or Severity 2 Problem is not reported in such manner, the response times set forth in the table below shall not be valid and Net2Phone shall be entitled to additional response time based upon the reporting delay.

         (b) Severity 3 Problems may be reported by telephone, fax or e-mail to one of Net2Phone Technical Contact.

     - SEVERITY PROBLEM NOTICE. If a Severity 1 Problem or Severity 2 Problem occurs, Net2Phone will transmit to Microsoft an explanatory message to be posted on the MSN/N2P Web Site to the extent technically feasible.

                                                     PRIVILEGED AND CONFIDENTIAL


     - SUPPORT. Net2Phone will maintain a Network Operations Center manned twenty-four hour per day, seven days per week. Net2Phone will also provide Microsoft with a Technical Contact and a back-up Technical Contact, each with a telephone number and an e-mail address. Net2Phone will resolve each significant problem by providing either a reasonable workaround, a hardware fix, an object code patch, or a specific action plan as to how Net2Phone will address the problem and an estimate of how long it will take to rectify the problem. Net2Phone will work with Microsoft to provide a workaround to Severity 1 Problems and Severity 2 Problems that Microsoft identifies, classifies and reports; and Net2Phone will use reasonable commercial efforts to respond to other problems within the time frames set forth below.



---------------------------------------------------------------------------
     LEVEL OF                                      TARGET TIMES FOR PATCH,
     SEVERITY                                      WORKAROUND, OR TEMPORARY
     PROBLEM             RESPONSE TIME                       FIX
---------------------------------------------------------------------------
        1                   [****]                         [****]
---------------------------------------------------------------------------
        2         [****] having been alerted               [****]
---------------------------------------------------------------------------
        3         [****] having been alerted               [****]
---------------------------------------------------------------------------
      Other     [****] from having been alerted            [****]
---------------------------------------------------------------------------

     - ESCALATION FOR UNRESOLVED PROBLEMS WITHIN EXPECTED RESPONSE TIMES. Net2Phone shall provide an executive contact for escalation of problems that extend beyond the expected resolution time.

C.       REPORTS

     - REPORTS. Net2Phone will provide Microsoft with monthly reports of N2P Managed Network outages within [****] after the end of the month. Such reports shall include time of outage, length of outage, affected areas, reason for outage, Microsoft contact notified (if any), average response time and remedy to prevent outage reoccurrence (if any)

D.       CUSTOMER SERVICE

         Net2Phone will provide customer service to Microsoft users under this Agreement, in accordance with the minimum service level performance requirements set forth below.

     - Net2Phone shall answer [****] of all customer calls within [****] or less.

     - Net2Phone shall maintain an abandonment rate of [****] or less for the month.

                                                     PRIVILEGED AND CONFIDENTIAL


     - Net2Phone shall answer emails from users relating to billing services provided by Net2Phone to Microsoft users under this Agreement within [****] of receipt of such emails from Microsoft users

     - Net2Phone shall answer emails relating to free services provided by Net2Phone to Microsoft users under this Agreement within [****] of receipt from Microsoft users.

E.       TECHNICAL CONTACTS

NET2PHONE TECHNICAL CONTACTS

-----------------------------------------------------------------------------
NAME               EMAIL                    PHONE NUMBER
-----------------------------------------------------------------------------
Net2Phone NOC      n2pnoc@net2phone.com     201-692-3339       N/A
-----------------------------------------------------------------------------
Golan Ben-Oni      golan@net2phone.com      201-938-4357       800-225-0256 -
                                                               PIN 6030166
-----------------------------------------------------------------------------


MICROSOFT TECHNICAL CONTACTS

-------------------------------------------------------------------------
NAME                  EMAIL                    PHONE NUMBER        PAGER
-------------------------------------------------------------------------
Howie Dickerman       howied@microsoft.com     425-936-9664
-------------------------------------------------------------------------

-------------------------------------------------------------------------

F.       DEFINITIONS

"SEVERITY 1 PROBLEMS" shall mean problems with respect to any N2P Managed Network that halt or materially disrupt service execution, cause a major loss of the material functionality of the MSN Messenger Service or otherwise create an emergency which will cause significant financial or reputation loss or other significant loss or business disruption to the provider of such MSN Messenger Service.

"SEVERITY 2 PROBLEMS" shall mean problems with any N2P Managed Network that are not Severity 1 Problems but that materially reduce the core functionality of the MSN Messenger Service cause data corruption or damage, or otherwise require prompt correction to maintain material use of the core functionality of the MSN Messenger Service (such as, for example, a consistently reproducible problem resulting in system crash or loss of core or material functionality, but which can be avoided through a workaround without undue disruption).

"SEVERITY 3 PROBLEMS" shall mean problems with respect to the N2P Managed Network, including bugs, that are not Severity 1 Problems or Severity 2 Problems, and all problems with the MSN Messenger Service related to the N2P Deliverables.

                                                     PRIVILEGED AND CONFIDENTIAL


        EXHIBIT E -- N2P MAINTENANCE AND QUALITY FIX ENGINEERING SUPPORT


This table represents a framework for the severity of bugs and QFE issues, and Net2Phone's commitments to resolve the errors.

-----------------------------------------------------------------------------------------
Priority (Defined by     Examples of Issues of     Time for Net2Phone     Best Efforts to
Microsoft)               this Priority             Response               Resolve Within
-----------------------------------------------------------------------------------------
1                        System crash, end user    [****]                 [****]
                         data loss, application
                         crash, High-profile
                         security issue
-----------------------------------------------------------------------------------------
2                        Potential end user data   [****]                 [****]
                         loss, major
                         functionality loss,
                         potential security issue
-----------------------------------------------------------------------------------------
3                        Support issue, minor      [****]                 [****]
                         functionality
                         impairment, incorrect
                         visuals/text
-----------------------------------------------------------------------------------------

                                                     PRIVILEGED AND CONFIDENTIAL


                  EXHIBIT F -- N2P SECOND TIER SUPPORT SERVICES


Net2Phone will provide customer support to Microsoft End Users as follows:

The Net2Phone web help site will be available to all Microsoft End Users to support all PC-to- PC and free PC-to-Phone calls.

Net2Phone customer service will be available to Microsoft End Users for any paid PC-to-Phone calls. In addition, the Net2Phone web help site will be available to all Microsoft End Users to support any paid PC-to-Phone calls.

                                                     PRIVILEGED AND CONFIDENTIAL


                  EXHIBIT I -- QUARTERLY REPORTING REQUIREMENTS

         Net2Phone shall provide Microsoft with quarterly reports which set forth monthly totals for:

         1.  Number of unique users.

         2.  Number of minutes used per user.

         3.  Total minutes.

         4.  Total [****] costs for quarter -- for both free and paid calls.

         5.  Revenues generated by Net2Phone.

                                                     PRIVILEGED AND CONFIDENTIAL


                     EXHIBIT J - MSN BRANDING SPECIFICATIONS

- Net2Phone shall use the Microsoft Licensed Marks in conjunction with, and solely in connection with, the Co-Branded Pages, in accordance with the terms of this Agreement (which shall include the Cooperation and Development Agreement and all Exhibits thereto) and subject to Microsoft's prior review and written approval.

- Net2Phone shall use the MSN Logo only as provided by Microsoft electronically. Net2Phone may not alter the MSN Logo in any manner, including size, proportions, colors, elements, etc., or animate, morph or otherwise distort its perspective or two-dimensional appearance.

- Microsoft Licensed Marks may not be used in any manner that expresses or might imply Microsoft's affiliation, sponsorship, endorsement, certification, or approval, other than as contemplated by this Agreement.

- Net2Phone shall not use Microsoft Licensed Marks in association with any third party trademarks in any manner that might suggest co-branding or otherwise create potential confusion as to source or sponsorship of the Co-Branded Pages or ownership of the Microsoft Licensed Marks.

- Microsoft Licensed Marks may not be included in any third party trade or business name, domain name (except as specified in this Agreement), product or service name, logo, trade dress, design, slogan, or other trademarks.

- Except as expressly provided in this Agreement, Microsoft Licensed Marks may not be combined with any other symbols, including words, logos, icons, graphics, photos, slogans, numbers, or other design elements.

- Microsoft Licensed Marks (including but not limited to MSN's logos, logotypes, trade dress, and other elements of product packaging and websites) may not be imitated in any manner in Net2Phone's products, product packaging, websites, or other materials.

- Microsoft Licensed Marks shall include the appropriate (R) or (TM) symbol at least at the first and most prominent mention on each visually-distinguishable page of material.

- References to Microsoft or MSN in plain text may not be more prominent than surrounding text, e.g., boldface, italics, larger type size, different fonts, etc.

- The Licensed Marks may not be translated or otherwise localized in any other language. Any localized versions of the Marks must be provided by Microsoft.

- The Licensed Marks shall be attributed to its owner in all materials where it is used, with the attribution clause: "MSN is a trademark of Microsoft Corporation in the U.S. and other countries."

                                                     PRIVILEGED AND CONFIDENTIAL


                       EXHIBIT K -- PROHIBITED ADVERTISERS


Net2Phone Prohibited Advertisers


[****]
[****]
[****]
[****]

                                                     PRIVILEGED AND CONFIDENTIAL


                           EXHIBIT L -- NET2PHONE MARK

                                   [ATTACHED]

                                                     PRIVILEGED AND CONFIDENTIAL


                    EXHIBIT M -- N2P BRANDING SPECIFICATIONS

- Microsoft shall use the Net2Phone Mark in conjunction with, and solely in connection with, the MSN/N2P Web Site Pages, in accordance with the terms of this Agreement (which shall include the Cooperation and Development Agreement and all Exhibits thereto) and subject to Net2Phone's prior review and written approval.

- Microsoft shall use the Net2Phone Mark only as provided by Net2Phone electronically and Microsoft's use of the Net2Phone mark shall be consistent with Net2Phone's own use. Microsoft may not alter the Net2Phone Mark in any manner, including size, proportions, colors, elements, etc., or animate, morph or otherwise distort its perspective or two-dimensional appearance.

- The Net2Phone Mark may not be used in any manner that expresses or might imply Net2Phone's affiliation, sponsorship, endorsement, certification, or approval, other than as contemplated by this Agreement.

- Microsoft shall not use the Net2Phone Mark in association with any third party trademarks in any manner that might suggest co-branding or otherwise create potential confusion as to source or sponsorship of the MSN/N2P Web Site Pages or ownership of the Net2Phone Mark.

- The Net2Phone Mark may not be included in any third party trade or business name, domain name (except as specified in this Agreement), product or service name, logo, trade dress, design, slogan, or other trademarks.

- Except as expressly provided in this Agreement, the Net2Phone Mark may not be combined with any other symbols, including words, logos, icons, graphics, photos, slogans, numbers, or other design elements.

- The Net2Phone Mark (including but not limited to MSN's logos, logotypes, trade dress, and other elements of product packaging and websites) may not be imitated in any manner in Microsoft's products, product packaging, websites, or other materials.

- The Net2Phone Mark shall include the appropriate (R) or (TM) symbol at least at the first and most prominent mention on each visually-distinguishable page of material.

- References to Net2Phone or N2P in plain text may not be more prominent than surrounding text, e.g., boldface, italics, larger type size, different fonts, etc.

- The Net2Phone Marks may not be translated or otherwise localized in any other language. Any localized versions of the Net2Phone Mark must be provided by Net2Phone.

- Net2Phone will provide Microsoft with the "Net2Phone Style Guide" which lists guidelines for the size, typeface, colors and other graphical characteristics of the Net2Phone Mark, which upon delivery to Microsoft will be deemed incorporated into these guidelines.

The Net2Phone Marks shall be attributed to its owner in all materials where it is used, with the attribution clause: "Net2Phone is a trademark of Net2Phone, Inc. in the U.S. and other countries."

                                                     PRIVILEGED AND CONFIDENTIAL


                 EXHIBIT N -- MICROSOFT END-USER AGREEMENT TERMS

End users must agree:

- Not to modify, disassemble or reverse compile any software provided by Microsoft related to the N2P Deliverables.

- To exclusions of liability and protection of Net2Phone licensors and licensees as required in Net2Phone's standard end-user license agreement.

- That they have received and been granted no ownership interest in the N2P Deliverables.

- To comply with the export control restrictions of the United States and any applicable foreign jurisdictions.

                                                     PRIVILEGED AND CONFIDENTIAL


                   EXHIBIT P -- SOURCE CODE CONTROL PROCEDURES


         This Security Addendum describes the security obligations which Microsoft ("Licensee") must perform in accordance with this Agreement between Licensee and Net2Phone ("Licensor"). Licensee's executive responsible for ensuring compliance with this Security Addendum is:


                      Name:    Steve Liffick
              Phone Number:    (425) 936-4179

or such other executive as Licensee may designate to Licensor pursuant to
Section 22 of the Agreement.

A.       Software and Documentation

         Licensee shall store all source code solely on the machine provided by Licensor (the "Licensor Machine"), which shall be configured so that the operating system is Windows 2000 or Windows NT, and shall include the proper build environment for all source code. Licensee shall also store the source code along with any documentation, and all tangible embodiments thereof, in whatever form or medium, in a location or locations protected by cipher locks or key locks (the "Secured Library"). Licensee shall provide cipher lock combinations or keys to the Secured Library, as applicable, only to those employees of Licensee who require access to the source code and documentation to perform their duties in connection with this Agreement (the "Authorized Software Personnel").

         Licensee shall not disclose, directly or indirectly, the source code and documentation to any person other than Authorized Software Personnel. Licensee shall not allow any person other than Authorized Software Personnel to remove the source code and documentation from the Secured Library. Licensee shall require Authorized Software Personnel who remove MSS Software and Documentation from the Secured Library to record the date upon which such Authorized Software Personnel remove the source code and documentation from the Secured Library and the date of return of same, along with all locations to which such Authorized Software Personnel remove the source code and documentation. Licensee shall report to Licensor any disclosure of the source code and documentation not permitted by the License Agreement or this Section A to Licensor immediately upon Licensee's receipt of knowledge of same.

B.       Personnel

         Licensee shall instruct all Authorized Software Personnel concerning all procedures necessary to limit access to the source code and the documentation and to protect the confidentiality of the source code and documentation.

                                                     PRIVILEGED AND CONFIDENTIAL


         Prior to receiving access to any source code, each Authorized Software Personnel of Licensee that has access to the Licensor Machine or the source code shall sign an agreement with Licensor that protects the confidential nature of all source code and documentation in the form of Exhibit Q.

         Licensee shall not allow more than three (3) programmers to be considered Authorized Software Personnel at any given time.

C.       Audit

         Licensee shall diligently monitor and record Licensee's efforts to comply with this Security Addendum. Licensee shall at all times maintain a list of all Authorized Software Personnel. Upon request from Licensor, Licensee shall provide Licensor with access to the location at which the source code and documentation are stored and any records of Licensee necessary to audit Licensee's compliance with this Security Addendum.

D.       Logical Access

         Licensee shall protect logical access to the source code with logical access protection procedures and protections. Licensee shall control access to the Licensor Machine and the source code and documentation via password protection schemes and/or restricted access terminal rooms. Each system log-on password must be randomly selected, not obvious or trivial, and at least six numeric, five alpha, or four alphanumeric characters in length, and must be changed at least once every month. Once terminal access has been established, the terminal must not be left unattended until the terminal access is terminated. Licensee shall not connect the Licensor Machine to any private or public network, including the Internet or the N2P Managed Network, except that Licensee may connect the Licensor Machine to Licensee's Ethernet network to build the proper object code, provided that the Licensor Machine is configured so that it may only receive files from such network and that it may not be accessed from users on such network.

The provisions of this Exhibit P shall be in addition to the provisions of
Section 4.3 and the other provisions of this Agreement.

                                                     PRIVILEGED AND CONFIDENTIAL


                                    EXHIBIT Q
                      PROGRAMMER CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement (the "Agreement") is made and entered into between [MICROSOFT CORPORATION/NET2PHONE INC.] (the "Company") and [OTHER COMPANY'S EMPLOYEE] (the "Programmer") as of the ____ day of _______, 2000.

         WHEREAS, the Company has disclosed and will disclose certain information that is proprietary to the business of Company to the Programmer on the basis that the Programmer will maintain the confidentiality thereof; and,

         WHEREAS, the Programmer understands that such information may be protected under the intellectual property laws of the United States and various foreign countries;

         NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. "Proprietary Information" shall mean all information (whether technical, marketing, business or otherwise, and including without limitation source code and object code), in whatever form (whether tangible, orally communicated, physically communicated or disclosed in writing, electronically or otherwise, including without limitation information disclosed by samples or demonstrations of processes, techniques or equipment) which is disclosed by the Company to the Programmer prior to or subsequent to the date of this Agreement and which relates in any way to its technology and its business, including without limitation any documents or other information prepared or generated by or at the request of any third party from such information.

2. Notwithstanding Section 1 above, "Proprietary Information" shall not include:

         a. information that can be shown by the Programmer to be in the public domain (provided that information in the public domain has not or does not come into the public domain as the result of disclosure by the Programmer);

         b. information that is or was known to the Programmer prior to disclosure hereunder and can be shown by the Programmer to have been known to the Programmer prior to such disclosure;

         c. information that becomes available to the Programmer on a non-confidential basis from a source other than the Company (provided that such source is not known to the Programmer to be bound by a confidentiality agreement with the Company); or,

         d. information that is independently developed by Programmer without reference to or reliance upon any Proprietary Information.

                                                     PRIVILEGED AND CONFIDENTIAL


3. The Programmer hereby agrees that, for the duration of the Cooperation Agreement and a period of one (1) year thereafter, the Programmer shall (i) not make any use of the Proprietary Information of the Company other than for the purposes of the Cooperation Agreement between the parties or further transactions relating thereto or make any copies, except for such purpose; (ii) maintain the Proprietary Information in strict confidence and refrain from disclosing any part of the Proprietary Information to any person or entity (other than to Programmers whose duties justify the need to know such Proprietary Information in connection with such purpose and who have previously agreed in writing to keep such information confidential in terms substantially similar to the terms contained in this Agreement);
     (iii) take all appropriate steps to protect the Proprietary Information against disclosure, misuse, espionage, loss and theft, and (iv) comply with the provisions of Section 2.6 and Exhibit P of the Cooperation and Development Agreement entered into between Microsoft Corporation and Net2Phone Inc. as of the 1st day of June, 2000 (the "Cooperation Agreement").

4. In the event that the Programmer shall become legally compelled to disclose any Proprietary Information, Programmer shall promptly notify the Company of any legal request for disclosure so that the Company may take action to safeguard its interests, and the Programmer shall cooperate with the Company to preserve the confidentiality of the Proprietary Information.

5. The obligations of confidentiality set forth in this Agreement shall survive any termination of this Agreement.

6. No other right to the Proprietary Information or to any of the Company's patents, copyrights, trademarks or other proprietary rights is granted hereby and nothing contained in this Agreement shall be construed as creating an express or implied license to use the Proprietary Information or such patents, copyrights, trademarks or other proprietary rights for any purposes other than those specifically set forth herein, except such licenses granted pursuant to the Cooperation Agreement.

7. It is agreed between the parties that: (a) no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any right, power or privilege hereunder; (b) the provisions of this Agreement shall be severable and the illegality or invalidity of any provision shall not affect the legality or validity of any other provision, and each provision found illegal or invalid shall be judicially modified in any proceeding brought to enforce such provision so as to be enforceable to the maximum extent permissible under applicable law; and (c) any amendment of any provision of this Agreement shall only be effective if in writing and signed by all parties hereto.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

                                                     PRIVILEGED AND CONFIDENTIAL


9. The parties acknowledge and agree that in the event of any breach hereof by a party receiving Proprietary Information, the Company will suffer irreparable and immediate harm for which money damages alone could not compensate it. Accordingly, the Company shall be entitled to all available equitable relief, including injunction without the posting of any bond or other security or proof of damage, as well as to its other legal remedies.

10. Each party represents and warrants to the other party that it has the right to enter into this Agreement and receive the Proprietary Information and that it is not a party to any other agreement, or under any obligation to any third party, which would prevent it from entering into this Agreement and performing its obligations hereunder.

11. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

12. This Agreement shall inure to the benefit of the Company's successors and assigns.

                                    * * * * *

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

[MICROSOFT CORPORATION/NET2PHONE INC.]:       [PROGRAMMER]:


_________________________________             __________________________________

By:  _____________________________            By:  _____________________________

Name:  ___________________________            Name:  ___________________________

                                                     PRIVILEGED AND CONFIDENTIAL


                                    EXHIBIT R
               INITIAL AGGRESSIVE AND BASE CASE TRAFFIC ESTIMATES


                                     [****]

                                                     PRIVILEGED AND CONFIDENTIAL


                                    EXHIBIT S
                              RESTRICTED COUNTRIES


[****]


                                       S-1